                                                                    Exhibit 10.1

                           RESIDUAL INTEREST AGREEMENT

          This RESIDUAL INTEREST AGREEMENT (this"Residual Agreement"), is made and entered into this 17th day of May, 2002, by and between Sovereign Bank, a federal savings bank organized under the laws of the United States of America (the "Bank"), and Susquehanna Bancshares, Inc., a Pennsylvania corporation (the "Corporation"), in consideration of and as an inducement for the granting, execution and delivery by Bank of (i) that certain SUBI Supplement and Amended Servicing Agreement dated as of May 17th, 2002 by Bank, Hann Auto Trust (the "Trust"), Boston Service Company, Inc., doing business as Hann Financial Service Corporation ("Hann"), Auto Lenders Liquidation Center, Inc.("Auto Lenders"), and Wilmington Trust Company, as trustee (the "Supplement") a copy of which is attached hereto as Exhibit A, (ii) that certain Representations and Warranties Agreement dated as of May 17th, 2002 by and between Hann and Bank (the "Representations and Warranties Agreement") a copy of which is attached hereto as Exhibit B, and (iii) that certain Residual Purchase Agreement dated May 17th, 2002, by and among Hann, Bank and Auto Lenders a copy of which is attached hereto as Exhibit C (the "Residual Purchase Agreement"; and collectively with the Supplement and the Representations and Warranties Agreement, the "Agreements"), copies of which are attached hereto and made a part hereof) and in further consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by Bank to Corporation, the receipt and sufficiency of which are hereby acknowledged, Corporation and Bank hereby agree as follows:

          In the event that Bank incurs any losses, costs and expenses (i) as a result of any failure of Auto Lenders in its obligation to remit to Bank an amount equal to the full Residual Value of any Leased Vehicle (plus penalties and interest thereon) in accordance with the Residual Purchase Agreement; or
(ii) as a result of any amounts on deposit in the Residual Reserve Account being insufficient (or otherwise unavailable to Bank, including as a result of or in connection with a bankruptcy, insolvency, reorganization, or similar proceeding involving Auto Lenders or Hann) to fully compensate Bank for any Final Liquidation Loss with respect to such Leased Vehicle (each a "Loss"), Corporation hereby agrees to pay Bank, in accordance with the following paragraph, the amount of each such Loss, provided that in no event shall the liability of the Corporation hereunder in respect of all such Losses exceed in the aggregate an amount equal to twelve percent (12%) of the maximum aggregate Residual Value of all Units purchased by the Bank pursuant to the Agreements (the "Beneficial Amount").

          The Bank shall provide the Corporation written notice of each Loss promptly after it learns of such Loss, such notice to identify the amount of the Loss and the Unit with respect to which the Loss has been incurred. Within five
(5) Business Days after its receipt of such notice, the Corporation shall pay Bank an amount equal to the lesser of (a) the amount of the Loss on such Unit, or (b) the remaining Beneficial Amount after deduction of the aggregate amount of all Losses previously paid by Corporation from such Beneficial Amount. Corporation shall cause Hann, in its capacity as Servicer of the Units, to provide monthly reports to Bank itemizing the amounts paid by Corporation to Bank during the preceding month in respect of the Beneficial Amount, and the remaining available Beneficial Amount.

     At all times while Bank is the holder of the Bank SUBI Certificate, Corporation will maintain and pay when due all premiums with respect to an umbrella excess liability protection insurance policy (the "Policy") covering itself, Hann and the Trust (a) with an responsible insurance carrier which has been rated at least A:V by the A.M. Best Company, (b) which provides for minimum coverage of twenty-five million dollars ($25,000,000.00) per occurrence, (c) upon which the Bank has been named an additional insured, (d) which obligates the insurer to provide notice to the Bank of any change in coverage and 30 days prior written notice of any cancellation, and (e) with respect to which the contingent and excess liability insurance policy Hann is obligated to maintain pursuant to the SUBI Supplement meets the requirements of a policy of "Basic Insurance" as defined in Policy numbered FS06801318 with St. Paul Fire and Marine Insurance Co./St. Paul Mercury Insurance Co. in effect on the date hereof, or similar requirements of the insurer with respect to any replacement policy. The Corporation agrees that so long as Bank is the holder of the Bank SUBI Certificate, it may not terminate such policy or cause the termination thereof unless and until a replacement policy meeting the minimum criteria set forth above shall have been obtained. The Corporation shall not change insurance carriers or other aspects of coverage without prior written notice to Bank.

          This Residual Agreement is an absolute and unconditional contract for payment and of performance and is a surety agreement. Corporation's liability hereunder is direct and may be enforced without Bank being required to resort to any other right, remedy or security and this Residual Agreement shall be jointly and severally enforceable against Corporation, its successors and assigns, without the necessity for any suit or proceedings on Bank's part of any kind or nature whatsoever against Hann or Auto Lenders or Corporation, or their respective successors and assigns, and without the necessity of any notice of non-payment, non-performance or non-observance or the continuance of any such default or of any notice of acceptance of this Residual Agreement or of Bank's intention to act in reliance hereon or of any other notice or demand to which Corporation might otherwise be entitled, all of which Corporation hereby expressly waive; and Corporation hereby expressly agrees that the validity of this Residual Agreement and the obligations of Corporation hereunder shall in no way be terminated, affected or impaired by reason of the assertion or the failure to assert by Bank against Hann or Auto Lenders, or Hann's or Auto Lenders' successors and assigns, of any of the rights or remedies reserved to Bank pursuant to the provisions and covenants contained in the Agreements. Additionally, Corporation hereby approves and consents to the terms and conditions of all of the Agreements and liabilities to Bank.

          This Residual Agreement shall be a continuing guaranty, and (whether or not Corporation shall have notice or knowledge of any of the following) the liability and obligation of Corporation hereunder shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way impaired by (a) any amendment or modification of, or supplement to, or extension or renewal of, the Agreements or any assignment or transfer thereof; (b) any exercise or non-exercise of any right, power, remedy privilege or action of any nature whatsoever with respect to Hann's or Auto Lenders' obligations or liabilities to Bank and with respect to any rights against any person or persons (including Hann, Auto Lenders and the Corporation) under or in respect of the Agreements or this Residual Agreement, or in the Units, Residual Units, or any other property, including but not being limited to, any renewals, extensions, modifications, postponements, compromises, indulgences, waivers, surrenders, exchanges and releases, and the Corporation will remain fully liable hereon notwithstanding any of the foregoing, or any waiver, consent or approval by Bank with respect to any of the covenants, terms, conditions or agreements contained in the Agreements or this Residual Agreement or any indulgences, forbearances or extensions of time for performance or observance allowed to either of Hann or Auto Lenders from time to time and for any length of time; (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to either of Hann or Auto Lenders, their successors and assigns or their properties or creditors; (d) any limitation on the liability or obligation of Hann or Auto Lenders under the Agreements or their respective estates in bankruptcy or of any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the Bankruptcy Reform Act of 1978, as amended, or any other statute or from the decision of any court; or (e) any transfer by either or both of Hann and Auto Lenders or assignment of any of their respective interest under the Agreements.

     Any notice required hereunder shall be given by certified mail, return receipt requested, to the parties hereto at the following addresses:

     (a) if to the Bank, to Sovereign Bank, One Huntington Quadrangle, Melville, NY 11747 Attention: Peter LaMariana, Senior Vice President; with a copy to: 1130 Berkshire Boulevard, Wyomissing, PA 19610, Attention David A. Silverman, Chief General Counsel;

     (b) if to Corporation, to Susquehanna Bancshares, Inc., 26 North Cedar Street, Lititz, PA 17653, Attention: Secretary.

          All of Bank's rights and remedies under the Agreements and under this Residual Agreement are intended to be distinct, separate and cumulative and no such right and remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. No termination of any of the Agreements shall deprive Bank of any of its rights and remedies against Corporation under this Residual Agreement. This Residual Agreement shall apply to Bank's obligations pursuant to any extension, renewal, amendment, modification and supplement of or to the Agreements as well as to Hann and Auto Lenders' obligations thereunder.

          As a material inducement for the Bank to enter into the Agreements with Hann and Auto Lenders, Corporation does hereby represent and warrant to the Bank as follows:

     (i) Corporation is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified and in good standing under the laws of each jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification.

     (ii) Corporation has the power, capacity and authority to execute, deliver and perform under this Residual Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Residual Agreement.

     (iii) This Residual Agreement, when executed and delivered, will constitute a valid obligation of Corporation and shall be legally binding upon Corporation and enforceable against Corporation in accordance with its terms.

     (iv) The execution and delivery of this Residual Agreement will not violate or contravene any provision of any existing law, rule or regulation or decree of any court, governmental authority, bureau or agency or any mortgage, indenture, security agreement, undertaking or other agreement to which Corporation is a party or by which it or any of its properties is bound or subject and will not result in the creation or imposition of any lien, security interest or other encumbrance on any of its properties pursuant to the provisions of any such mortgage, indenture, security agreement, undertaking or other agreement.

     (v) Corporation has reviewed and is familiar with all of the provisions of the Agreements.

     (vi) Corporation is not in default under any material existing agreement to which it is a party.

     (v) Corporation acknowledges that Corporation will derive a direct benefit from the Agreements.

     As a further inducement to Bank to make and enter into the Agreements and accept the Bank SUBI Certificate, and the interests represented thereby, and in consideration thereof, Corporation hereby waives: (i) notice of the creation of any Affiliates' liabilities, (ii) presentment, (iii) demand for payment, (iv) protest, (v) notice of dishonor, (vi) notice of nonpayment of any Affiliates' liabilities, (vii) notice of suit or any other action by the Bank against an Affiliate, (viii) any other notice to an Affiliate. Corporation hereby waives the benefit of all laws now or hereafter in effect in any way limiting or restricting the liability of the Corporation hereunder, including without limitation (a) all defenses whatsoever to the Corporation's liability hereunder except the defense of payments made on account of Hann and Auto Lenders' liabilities to Bank and Corporation's liability hereunder, and (b) all right to stay of execution and exemption of property in any action to enforce the liability of Corporation hereunder. In addition, Corporation covenants and agrees that in any action or proceeding brought on, under or by virtue of this Residual Agreement, Corporation shall and does hereby waive trial by jury.

          This Residual Agreement shall be legally binding upon Corporation and its successors and assigns and shall inure to the benefit of Bank and its successors and assigns, including any assignee of all or any portion of the Bank SUBI Portfolio or the Bank SUBI Certificate, or any interest therein or represented thereby.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF PENNSYLVANIA WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

     This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Supplement.

          IN WITNESS WHEREOF, Corporation, intending to be legally bound hereby, has caused this Residual Agreement to be executed as of the 17th day of May 2002.


Witness:/s/ Lisa M. Cavage                  SUSQUEHANNA BANCSHARES, INC.
        ----------------------------


Witness:/s/ Catherine M. Bush               By: /s/ Drew K. Hostetter
        ----------------------------            --------------------------------
                                            Name:  Drew K. Hostetter
                                            Title: CFO


Witness:/s/ Anthony Maresco                 SOVEREIGN BANK
        ----------------------------


Witness:/s/ Gordon Handshaw                 By: /s/ Peter LaMariana
        ----------------------------            --------------------------------
                                            Name:  Peter LaMariana
                                            Title: SVP

STATE OF PENNSYLVANIA                 :
                                      :ss.
                                      :

COUNTY OF LANCASTER

          On this 17th day of May 2002, before me, a notary public, the undersigned officer, personally appeared Drew K. Hostetter, known to me (or satisfactorily proven) to be the duly authorized CFO of Susquehanna Bancshares, Inc. , and the person whose name is subscribed to the within instrument and acknowledged that he executed the same on behalf of Susquehanna Bancshares, Inc. for the purposes therein contained.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/ Stefanie J. Martin
                                            ------------------------------------
                                            Notary Public

Notarial Seal
Stefanie J. Martin, Notary Public
Lancaster, Lancaster County
My Commission Expires Jan. 5, 2004

STATE OF NEW YORK                     :
                                      :ss.
                                      :

COUNTY OF SUFFOLK

          On this 17th day of May 2002, before me, a notary public, the undersigned officer, personally appeared Peter LaMariana, known to me (or satisfactorily proven) to be the duly authorized Sr. Vice President of Sovereign Bank, and the person whose name is subscribed to the within instrument and acknowledged that he executed the same on behalf of Sovereign Bank for the purposes therein contained.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


                                            /s/ Jacqueline Badra
                                            ------------------------------------
                                            Notary Public

Jacqueline Badra
Notary Public, State of New York
No. 01BA6024589
Qualified in Nassau County
Commission Expires May 10, 2003

                                    Exhibit A

--------------------------------------------------------------------------------

                         SOVEREIGN BANK SUBI SUPPLEMENT

                                      AND

                       SUPPLEMENT TO SERVICING AGREEMENT

                                  by and among

                         BOSTON SERVICE COMPANY, INC.,
                   d.b.a. HANN FINANCIAL SERVICE CORPORATION,

                                SOVEREIGN BANK,

                                HANN AUTO TRUST,

                     AUTO LENDERS LIQUIDATION CENTER, INC.

                          and WILMINGTON TRUST COMPANY

--------------------------------------------------------------------------------

                            Dated as of May 17, 2002

                                Table of Contents

                                                                            Page
                                                                            ----
                                   ARTICLE I
        DEFINITIONS; THIRD-PARTY BENEFICIARY; CONDITIONS TO SETTLEMENT

1.1.    Definitions...........................................................2
1.2.    Third Party Beneficiary...............................................2
1.3.    Conditions to Settlement..............................................2
1.4.    Opinions of Counsel...................................................3

                                  ARTICLE II
                           CREATION OF THE BANK SUBI

2.1.    Initial Creation of the Bank SUBI.....................................3
2.2.    SUBI Certificate......................................................3
2.3.    Bank SUBI Trustee.....................................................3
2.4.    Additions to and Removals From the Bank SUBI Portfolio................4
2.5.    The Bank SUBI.........................................................5
2.6.    General Servicing Obligations, Bank SUBI to be Treated Separately.....5
2.7.    Compliance with Law...................................................5

                                  ARTICLE III
          OPERATION OF THE PROGRAM; SERVICING OF BANK SUBI PORTFOLIO

3.1.    Payments by Bank......................................................6
3.2.    Additional Covenants regarding the Servicing of Leases................6
3.3.    Compensation and Fees.................................................9
3.4.    Establishment and Purpose of Residual Reserve Account.................9
3.5.    Payoff................................................................9
3.6.    Representations and Warranties.......................................10
3.7.    Remedies for Breach of Representations and Warranties................11
3.8.    Events of Termination................................................12
3.9.    Cooperation upon Termination of Servicing............................13
3.10.   Waiver of Past Events of Servicing Termination.......................13

                                  ARTICLE IV
                                 MISCELLANEOUS

4.1.    Amendment............................................................14
4.2.    UCC Filings..........................................................14
4.3.    Change in Name, Identity or Corporate Structure......................14
4.4.    Location of Principal Executive Office...............................14
4.5.    Delivery/Indication of Ownership in Physical Files...................15
4.6.    Indication of Ownership in Computer Records..........................15
4.7.    Preservation of Rights and Remedies..................................15

                               Table of Contents
                                  (continued)

                                                                            Page
                                                                            ----
4.8.    Future Obligations...................................................15
4.9.    Regulatory Requirements..............................................16
4.10.   Nonpetition..........................................................16
4.11.   Waiver...............................................................16
4.12.   Governing Law........................................................16
4.13.   Effect of Agreement on Trust Agreement and Servicing Agreement.......16
4.14.   Indemnification by Hann..............................................17
4.15.   Independent Contractor Relationship..................................17
4.16.   No Use of Bank Name or Logo..........................................17
4.17.   Refinancing..........................................................17
4.18.   Term of Agreement....................................................17
4.19.   Notice...............................................................18
4.20.   No Assignment........................................................18
4.21.   Article and Section Headings.........................................18
4.22    Counterparts.........................................................18
4.23    Limitation of Liability..............................................18

                                 SOVEREIGN BANK
              SUBI SUPPLEMENT AND SUPPLEMENT TO SERVICING AGREEMENT

          THIS SUBI SUPPLEMENT AND SUPPLEMENT TO SERVICING AGREEMENT (as it may be modified, supplemented or amended from time to time in accordance with its terms, this "Agreement") is made and entered into as of May 17, 2002 among BOSTON SERVICE COMPANY, INC., a New Jersey corporation doing business as Hann Financial Service Corporation ("Hann", or in its capacity as Initial Beneficiary, the "Initial Beneficiary," or in its capacity as Servicer, the "Servicer"), SOVEREIGN BANK, a federal savings bank organized under the laws of the United States of America (the "Bank"), HANN AUTO TRUST, a Delaware business trust (the "Trust"), AUTO LENDERS LIQUIDATION CENTER, INC., a New Jersey Corporation ("Auto Lenders"), and WILMINGTON TRUST COMPANY, as UTI Trustee, Delaware Trustee and SUBI Trustee of the Bank SUBI (in such capacities, the "UTI Trustee," the "Delaware Trustee" and the "Bank SUBI Trustee").

                                    RECITALS

          WHEREAS, the Trust is a Delaware business trust formed and operated pursuant to a Second Amended and Restated Trust Agreement dated February 12, 1999 (as it may be modified, supplemented or amended from time to time, the "Trust Agreement") for the purpose, among other things, of facilitating the origination and transfer of Leases and related Leased Vehicles without retitling;

          WHEREAS, the Trust and Hann have entered into that certain Servicing Agreement dated as of October 23, 1997 (as it has been amended, and as it may be further modified, supplemented or amended from time to time, the "Servicing Agreement"), which provides, among other things, for the servicing of the Trust Assets by Hann, as Servicer;

          WHEREAS, the Trust Agreement contemplates that, from time to time, the UTI Trustee, on behalf of the Trust and at the direction of the Initial Beneficiary, (i) will identify and allocate on the Trust's books and records certain Trust Assets from the Undivided Trust Interest to separate SUBI Portfolios; and (ii) will create and issue Certificates representing separate special units of beneficial interest in the Trust ("SUBIs"), the beneficiary or beneficiaries of which generally will hold undivided beneficial interests in the related SUBI Portfolios, all as set forth in the Trust Agreement;

          WHEREAS, Hann has established a retail automobile leasing program (the "Program") for which Hann, on behalf of the Trust, solicits Dealers to enter into Leases which, together with the related Leased Vehicle, are sold by such Dealers to the Trust;

          WHEREAS, the Bank desires to purchase from time to time the beneficial interest in certain Units which have been or will be acquired by the Trust as part of the UTI Portfolio in accordance with the Trust Agreement as modified and supplemented by this Agreement, and which such Units are to be serviced by Hann pursuant to this Agreement and the Servicing Agreement;

          WHEREAS, the parties hereto desire to hereby modify and supplement the terms of the Trust Agreement (i) to cause the UTI Trustee and the Bank SUBI Trustee to identify and allocate Trust Assets to a SUBI Portfolio (the "Bank SUBI Portfolio"), which shall consist of certain Units and (ii) to create and issue to the Bank a SUBI Certificate to be designated the "Hann Auto Trust Sovereign Bank Special Unit of Beneficial Interest Certificate" (such SUBI Certificate, together with any replacements thereof, the "Bank SUBI Certificate"), that will evidence the entire and exclusive beneficial interest in the related SUBI (the "Bank SUBI");

          WHEREAS, Auto Lenders is in the business of reselling and remarketing vehicles, inter alia, after the scheduled termination of Leases;

          WHEREAS, Auto Lenders is the beneficial owner of an SUBI Interest in the Trust (the "Auto Lender's SUBI"), and Wilmington Trust Company has been appointed by Auto Lenders as the Auto Lenders SUBI Trustee in accordance with
Section 3.1 of the Trust Agreement;

          WHEREAS, the Bank desires to sell to Auto Lenders, and Auto Lenders desires to purchase from the Bank, the beneficial interest of the Bank in the Units allocated to the Bank SUBI upon the termination or expiration of the related Leases (each such Unit a Residual Unit, and each such related vehicle a "Residual Vehicle"); and

          WHEREAS, upon Auto Lender's purchase of each Residual Unit, the parties hereto desire to cause the Bank SUBI Trustee and the Auto Lenders SUBI Trustee to transfer the beneficial interest in the Residual Units to the Auto Lenders SUBI from the Bank SUBI;

          WHEREAS, the parties hereto desire to modify and supplement the terms of the Servicing Agreement to provide for specific servicing obligations that will benefit the Bank as the holder of the Bank SUBI Certificate and related matters;

          NOW THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
         DEFINITIONS; THIRD-PARTY BENEFICIARY; CONDITIONS TO SETTLEMENT

          1.1. Definitions. Capitalized terms shall have the meanings in Exhibit A attached hereto. Capitalized terms not defined in this Agreement (a) have the same meanings as in the Trust Agreement, if defined therein, and (b) if not defined in the Trust Agreement but defined in the Servicing Agreement, have the same meanings as in the Servicing Agreement.

          1.2. Third Party Beneficiary. The Bank, its successors and/or assigns, as a holder of a SUBI Certificate, is a third-party beneficiary of the Trust Agreement and the Servicing Agreement, insofar as they apply to the Bank SUBI, the Bank SUBI Portfolio, the Bank SUBI Certificate, or any of the rights created thereby or incident thereto.

          1.3. Conditions to Settlement. The obligations of the parties hereto are subject to the following terms and conditions:

               (a) Satisfactory negotiation and execution by the respective parties of the Residual Purchase Agreement, the Residual Interest Agreement, the Representations and Warranties Agreement;

               (b) Receipt by the Trustee and the Bank of satisfactory tax opinions of counsel.

               (c) Execution by the Bank and Hann of a Confidentiality, Privacy and Data Security Agreement in the form of Exhibit F hereto;

               (d) Execution by the Bank and Auto Lenders of a Confidentiality Privacy and Data Security Agreement in the Form of Exhibit B to the Residual Purchase Agreement.

          1.4. Opinions of Counsel. Opinions of counsel acceptable to Bank and substantially in the form attached hereto as Exhibit H, shall be delivered to the Bank for receipt on or before June 17, 2002 by each of Hann, the Trustee, Susquehanna Bancshares, Inc., and Auto Lenders. In the event any such opinions are not received by the Bank by such date, Bank may, at its sole option, require Hann, as Initial Beneficiary and Certificateholder of the UTI Interest, to repurchase the Bank's interest in any Units in the Bank SUBI Portfolio, and notwithstanding anything to the contrary herein, the Bank may thereafter, at is option, decline to purchase any additional Units.

                                   ARTICLE II
                            CREATION OF THE BANK SUBI

          2.1. Initial Creation of the Bank SUBI. Pursuant to Section 4.2 of the Trust Agreement, the Initial Beneficiary hereby directs the UTI Trustee to create, and the UTI Trustee does hereby create, a SUBI for the exclusive benefit of the Bank (the "Bank SUBI"). The Bank SUBI will represent a specific beneficial interest solely in the Trust Assets allocated to the Bank SUBI Portfolio.

          2.2. SUBI Certificate. On the date hereof, the Initial Beneficiary will cause the Delaware Trustee, on behalf of the Trust, to execute and deliver a SUBI Certificate to the Bank which will represent a 100% beneficial interest in the Bank SUBI and the Bank SUBI Portfolio (the "Bank SUBI Certificate"). The Bank SUBI Certificate will be substantially in the form attached hereto as Exhibit B.

          2.3. Bank SUBI Trustee. In accordance with Section 3.1(b) of the Trust Agreement, the Bank has appointed Wilmington Trust Company as the SUBI Trustee for the Bank SUBI and the Bank SUBI Portfolio. Wilmington Trust Company hereby accepts its appointment as Bank SUBI Trustee with respect to the Bank SUBI and the Bank SUBI Portfolio.

          2.4. Additions to and Removals From the Bank SUBI Portfolio. The Initial Beneficiary shall identify Units originated pursuant to the Program to the UTI Trustee and the UTI Trustee shall cause the Trust to acquire such Units from the related Dealers in accordance with the Trust Agreement, as modified herewith, provided however, Hann may remit the acquisition cost of any such Unit directly to the related Dealer for and on behalf of the Trust. Any payment by Hann to a Dealer in respect of the acquisition cost of a Unit will be deemed to be a contribution of the applicable Purchase Price of such Unit to the Trust followed by the purchase of the Unit by the Trust.

               (a) With respect to Units for which Hann has remitted the applicable acquisition cost to the related Dealer for and on behalf of the Trust, Hann, as Initial Beneficiary, may offer to the Bank, from time to time, the right to purchase the beneficial interest in such Units at the Purchase Price. Any Unit for which the acquisition cost was initially funded by Hann will be allocated to the Undivided Trust Interest and such Unit, upon the subsequent payment of the Purchase Price by the Bank to Hann to acquire the beneficial interest in such Unit, the Trustee will, upon receipt by the Trustee of the Worksheet and electronic data file described in (d) below, allocate such Unit to the Bank SUBI Portfolio.

               (b) The Bank shall be entitled to deduct an acquisition fee equal to fifty dollars ($50.00) from the applicable Purchase Price with respect to each Unit purchased by Bank.

               (c) Hann, in its capacity as Servicer will, and in its capacity as Initial Beneficiary will cause the UTI Trustee and Bank SUBI Trustee to, take any and all actions necessary or appropriate to assure that such Units are identified on the books and records of the Trust as allocated to the Bank SUBI Portfolio, it being understood that such direction regarding the identification of Bank SUBI Portfolio Units on the books and records of the Trust shall be considered an activity necessary in the creation of the Bank SUBI Portfolio for purposes of Section 4.2 (a) of the Trust Agreement.

               (d) Each of the UTI Trustee and Bank SUBI Trustee agrees, upon receipt of a copy of any Worksheet delivered pursuant to Section 3.1 hereof, to allocate the Units identified therein to the Bank SUBI Portfolio. It is understood that the each certificate of title with respect to any Leased Vehicle shall be held in the name of the Trust, and that the interest of the Bank will not be indicated on any certificate of title for any Leased Vehicle, unless and until requested by Bank in accordance with Section 4.5 of the Trust Agreement, which notation shall be performed at the Initial Beneficiary's expense upon the occurrence of an Event of Termination described in Section 3.8 herein, and otherwise at the Bank's expense.

               (e) Upon the scheduled expiration of any Lease or other termination of any Lease related to a Unit included in the Bank SUBI Portfolio, Auto Lenders shall purchase the beneficial interest in the related Residual Unit in accordance with Section 4 of the Residual Purchase Agreement. Upon the Bank's receipt of the related Residual Payment, Hann, as servicer of the Trust Assets, shall notify the Bank SUBI Trustee and the Auto Lenders SUBI Trustee to allocate the beneficial interest in such Residual Unit, the related Residual Vehicle and all other SUBI Assets related to such Residual Unit from the Bank SUBI to the Auto Lenders SUBI. Upon the occurrence of any such reallocation, the Bank SUBI Trustee and the Auto

Lenders SUBI Trustee shall make a notation in its respective records reflecting the reallocation of such Trust Assets.

          2.5. The Bank SUBI. With respect to the Bank SUBI Certificate and each Unit identified to the Bank SUBI Portfolio, each of the Trust, the UTI Trustee and the Initial Beneficiary, as applicable and to the extent of their interest therein, on the date hereof, and with respect each such Unit, on the related Funding Date, does absolutely sell, assign and otherwise convey to the Bank, without recourse except as provided herein, and the Bank does hereby purchase and acquire, as of such date:

                    (i) all right, title and interest in and to the Bank SUBI evidenced by the Bank SUBI Certificate and all monies due thereon and paid thereon or in respect thereof;

                    (ii) the right to realize upon any property that underlies or may be deemed to secure the Bank SUBI to the extent of amounts payable under the Bank SUBI Certificate, whether now owned or hereafter acquired; and

                    (iii) all proceeds of the foregoing.

          2.6. General Servicing Obligations, Bank SUBI to be Treated Separately. Hann, as Servicer, will manage, service, administer and effect collections on the Trust Assets allocated to the Bank SUBI Portfolio on behalf of, for the sole benefit of, and in the best interests of, the Bank in accordance with Accepted Servicing Practices, the terms and provisions of the Servicing Agreement, this Agreement and the Confidentiality, Privacy and Security Addendum, attached hereto as Exhibit F ("GLB Addendum"), giving due consideration to the Bank's reliance on the Servicer, and shall employ a standard of diligence and care not less than that used by Hann in servicing leases and leased vehicles for its own behalf or for others. The Servicer will account to the Bank SUBI Trustee and the Bank with respect to the Bank SUBI Portfolio separately from any other Portfolio. The Servicer will not be required to take any action as Servicer with respect to the Bank SUBI Portfolio that is not required to be taken pursuant to this Agreement or the Servicing Agreement, except as shall otherwise be agreed between the parties.

          2.7. Compliance with Law. Hann shall administer the Units and Lessee information and records in accordance with the terms of the Lease documents and the requirements of applicable federal, state and local laws, regulations and executive orders. Hann agrees to promptly notify appropriate government and regulatory agencies as required by applicable law in the event that any Lessee is identified by the Office of Foreign Assets Control, or other similar agency, as a Specially Designated National. Hann, at all times during the term of this Agreement shall service and administer the Lessee information and records in a commercially reasonable manner in accordance with Title V of the Gramm-Leach-Bliley Act (together with regulations and guidelines promulgated thereunder), as amended from time to time, and shall maintain and implement procedures which (a) ensure the security and confidentiality of Lessee customer information and records; (b) protect against any anticipated threats of hazards to the security or integrity of such Lessee information and records; and (c) protect against unauthorized access to or use of such Lessee information or records and (d) are otherwise in accordance with the GLB Addendum.

                                   ARTICLE III
           OPERATION OF THE PROGRAM; SERVICING OF BANK SUBI PORTFOLIO

          3.1. Payments by Bank.

          During the term of this Agreement, Bank may purchase from the UTI Portfolio the beneficial interest in any and all such Units identified by Hann as Bank elects for the Purchase Price contained in any Lease worksheet submitted to the Bank by Hann (as supplemented by the individual Leases subject thereto and such related lease-level data as is agreed by Hann and the Bank from time to time, a "Worksheet"). Bank is not required to purchase the beneficial interest in any Unit and shall not be liable to Hann, the Trust or any other party for its failure or refusal to purchase the beneficial interest in any Unit.

          On each Funding Date, Hann will provide a copy of the related Worksheet and a schedule containing the minimum information identified on Exhibit G hereto (which may be in electronic form) with respect to each Unit funded by the Bank on such Funding Date, to the UTI Trustee and the SUBI Trustee. Each of the UTI Trustee and SUBI Trustee agrees, upon receipt of a copy of any Worksheet to allocate the Units identified on such schedule and Worksheet to the Bank SUBI Portfolio.

          If Bank elects to purchase the beneficial interest in any Unit in accordance with Section 2.4, the Bank shall pay the Purchase Price (less the amount of the acquisition fee described in Section 2.4(b)) with respect to such Unit to Hann, as Initial Beneficiary and holder of the UTI Interest, as follows:

               (a) $100.00 (the "Per Unit Residual Reserve Deposit") shall be deposited into the Residual Reserve Account established pursuant to Section 3.4; and

               (b) the remainder of the Purchase Price (after deduction of the Per Unit Residual Reserve Deposit and the amount of the acquisition fee due to the Bank described in Section 2.4(b)) shall be deposited into such other account as may be designated in writing by Hann as holder of the UTI Interest.

          3.2. Additional Covenants regarding the Servicing of Leases.

               (a) Servicer will provide to Bank daily, monthly, quarterly and annual reports with regard to the Units included in the Bank SUBI Portfolio in the form agreed to between Bank and Servicer, which shall be substantially in the form of Exhibit E hereto.

                    (i) Daily reports shall be provided by Servicer on the Business Day next following the date of the reported activity. Monthly reports shall be provided by Servicer on or before the 5th Business Day of each month. Bank will verify and notify Servicer of any discrepancies on such reports within a reasonable period of time. Servicer agrees to provide such other reports and data with respect to the Bank SUBI

                         Portfolio as shall be requested from time to time by the Bank or its regulators, including but not limited to reports of Servicer's compliance with requirements of Title V of the Gramm Leach Bliley Act. Bank shall reimburse Servicer for its reasonable out-of pocket expenses related to the initial creation of any such other reports or data.

                    (ii) Servicer shall deliver to Bank on or before April 30th of each year, beginning in the year following the first Funding Date, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of Servicer during the preceding calendar year and of performance under this Agreement, the Trust Agreement and the Servicing Agreement has been made under such officers' supervision, (ii) that the Servicer has performed its duties as Servicer at all times in compliance with Title V of the Gramm Leach Bliley Act, as it may be amended from time to time, and
                         (iii) to the best of such officers' knowledge, based on such review, Servicer has fulfilled all of its obligations under such agreements throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by Servicer to cure such default. Servicer shall provide Bank with copies of such statements upon request.

                    (iii) The Servicer shall deliver to the Purchaser on or
                         before April 30th of each year beginning in the year following the Funding Date with respect to the prior calendar year, a copy of the Servicer's internally prepared financial statements together with a report made in accordance with Statement of Accounting Standard No. 70 (SAS 70) addressed to the board of directors of the Servicer and to the Bank, prepared by a firm of independent certified public accountants which is a member of the American Institute of Certified Public Accountants. The report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

               (b) Servicer agrees to allow Bank, its authorized representatives and any governmental officials having regulatory responsibility with respect to the Bank full access to all of the properties, personnel, books and records of, and computer accounting systems of the Servicer for inspection and audit purposes at any reasonable time during normal business hours upon at least twenty-four (24) hours notice.

               (c) Servicer agrees to employ servicing personnel, at no cost to Bank, in a number and caliber sufficient to service and effect collections on the assets included in the Bank SUBI Portfolio in accordance with Accepted Servicing Practices and the terms of this Agreement and the Servicing Agreement. Such personnel shall function under the sole guidance and direction of Servicer and at all times remain solely the employees of Servicer. Servicer shall solely be responsible for the salaries, employment taxes, and any and all employee benefits of such personnel,

               (d) Auto Lenders agrees to indemnify the Bank for credit losses, as described below, in an amount equal to 0.25% of the aggregate unpaid principal balance all Units purchased by the Bank hereunder (as such unpaid principal balance is determined on the date each such Unit was added to the Bank SUBI Portfolio). In furtherance of its obligation hereunder, Auto Lenders agrees to establish, at the Bank and in the name of the Bank, the Loss Reserve Account, which shall be an interest-bearing account, and to deposit therein on the date hereof, an initial amount equal to two-hundred-fifty-thousand dollars ($250,000.00) by wire transfer of immediately available funds. The amount on deposit in the Loss Reserve Account shall be supplemented from time to time, in such amounts as shall be agreed to in writing by the parties, if the amount of Auto Lender's indemnification pursuant to the first sentence hereof exceeds Auto Lender's initial deposit of $250,000.00. Notwithstanding anything to the contrary herein, the Bank shall have no obligation to purchase additional Units unless and until the parties agree on the additional amount Auto Lenders shall deposit to the Loss Reserve Account, if on the Funding Date with respect to such additional Units, the total of all amounts previously deposited by Auto Lenders to the Loss Reserve Account would be less than the amount of Auto Lenders' aggregate indemnity obligation pursuant to the first sentence of this paragraph if such additional Units were purchased by the Bank.

                    The Bank may withdraw funds from the sum on deposit in the Loss Reserve Account to offset any Final Liquidation Loss suffered by the Bank with respect to a Unit for which the Lessee has defaulted in his/her obligation to make monthly payments, or which is otherwise terminated prior to the scheduled maturity date of such Lease. The Bank shall be entitled to offset credit losses against the amounts in the Loss Reserve Account notwithstanding the Bank's termination of purchases of additional Units hereunder, or of Hann as the Servicer of the Units. To the extent the Servicer receives recoveries with respect to any such Unit after the date upon which Bank was reimbursed from the Loss Reserve Account, the Servicer shall deposit such recoveries into the Loss Reserve Account to offset future losses. Auto Lenders agrees to maintain the Loss Reserve Account so long as the Bank, its successors or assigns own the beneficial interest in the Bank SUBI Portfolio. Auto Lenders hereby grants to the Bank a lien and security interest in the Loss Reserve Account and the proceeds thereof to secure payment and performance of all of Auto Lenders' and Hann's obligations to the Bank of any nature whatsoever arising under this Agreement, including but not limited to any damages arising as a result of either Auto Lenders' or Hann's rejection of this Agreement in connection with an insolvency or bankruptcy proceeding commenced by or against Auto Lenders or Hann.

               (e) All Lease payments will be made directly payable to the Bank. The Bank, at its cost, shall employ personnel to promptly process all Lease payments received on a daily basis through Servicer's systems. Servicer shall monitor, maintain, and upgrade such systems as necessary, provide training, consultants and systems support to the Bank, and make such systems available to the Bank during normal business hours so long as any Unit is outstanding in the Bank SUBI Portfolio, at no additional cost to Bank.

Bank will keep accurate, current and complete records of all payments posted in accordance with normal banking procedures.

          3.3. Compensation and Fees.

               (a) In consideration for the services performed by Servicer under this Agreement, Bank shall pay to Servicer:

                    (i) With respect to each Unit included in the Bank SUBI Portfolio as of the end of the calendar month immediately preceding the related remittance date described in 3.3(b) below, the monthly fee per Unit as shall be agreed to by Servicer and the Bank and which monthly fee amount shall be indicated in a letter agreement between the parties which is incorporated herein by reference; and

                    (ii) All late charges and early termination fees collected by Bank on Leases included in the Bank SUBI Portfolio.

               (b) On or before the 10th day of each month while Servicer is obligated to service and is servicing the Units pursuant to this Agreement, Bank shall make payment to accounts designated by Servicer of the fees collected by Bank during the preceding month and which are due Servicer as provided in
Section 3.3(a). This payment obligation of Bank shall terminate upon the termination of servicing under this Agreement as provided in Section 3.9 hereof.

          3.4. Establishment and Purpose of Residual Reserve Account. (a) Auto Lenders agrees to establish, pursuant to the Residual Purchase Agreement, a Residual Reserve Account at the Bank in the name of the Bank, which shall bear interest at any time at a rate not less than Bank then pays on money market accounts at such time. Hann shall deposit therein, from the Purchase Price of each Unit, the Per Unit Residual Reserve Deposit for each Unit included in the Bank SUBI Portfolio. The sum on deposit in the Residual Reserve Account shall be applied to defray losses in excess of the Residual Value suffered by Auto Lenders on Units initially allocated to the Bank SUBI Portfolio which will be purchased by Auto Lenders in accordance with the Residual Purchase Agreement, or to defray losses by the Bank in the event Auto Lenders defaults upon its obligations under the Residual Purchase Agreement. Auto Lenders agrees to maintain the Residual Reserve Account so long as the Bank owns the beneficial interest in the Bank SUBI Portfolio. If Auto Lenders fails to purchase the beneficial interest in any Residual Vehicle (the "Residual Payment") in accordance with the Residual Purchase Agreement, the Bank may apply funds on deposit in the Residual Reserve Account to defray Final Liquidation Losses (if any) suffered by the Bank in connection with the sale by the Bank of such Residual Vehicle. Notwithstanding the termination of Bank's purchases of additional Units hereunder, or Bank's termination of Hann as the Servicer of the Units, the Bank shall be entitled to offset such Final Liquidation Losses against the Residual Reserve Account.

          3.5. Payoff. In the event that the Bank becomes subject to a formal enforcement action by the OTS or the FDIC having a material adverse effect on the subject matter of this Agreement, the Initial Beneficiary shall have the right to repurchase the Bank

SUBI Certificate from Bank and to terminate this Agreement upon the payment to Bank of 100% of the then aggregate outstanding Book Value of all Units allocated to the Bank SUBI. Any Units allocated to the Bank SUBI at the time of such repurchase shall be allocated by Bank SUBI Trustee and the UTI Trustee from the Bank SUBI to the UTI Portfolio. The obligations of Auto Lenders under the Residual Purchase Agreement shall survive such a repurchase by the Initial Beneficiary and shall continue for the benefit of the Initial Beneficiary.

          3.6. Representations and Warranties. Each of the parties hereto (other than the Trust, and as to representation (f) below, other than as to the UTI Trustee, Delaware Trustee and Bank SUBI Trustee) for itself in each of its respective capacities hereunder and Hann, on behalf of the Trust, represents and warrants to the others as of the date hereof, and as of the respective Funding Date with respect to each Unit acquired by the Bank as follows:

               (a) Duly Licensed. Such entity is duly organized and validly existing, duly licensed and/or qualified in all jurisdictions where such licensing and/or qualification is necessary.

               (b) Power and Authority, Due Authorization, Enforceability. Such entity has full power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and to perform all of its obligations hereunder. It has full power and authority to execute and deliver this Agreement and to carry out its terms and this Agreement has been duly authorized, executed and delivered by such entity and shall constitute the legal, valid and binding obligation of such entity, enforceable against such entity in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization, conservatorship, receivership, liquidation or other similar laws and to general equitable principles.

               (c) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, nor constitute a default under (in each case material to the entity and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to such entity and its subsidiaries considered as a whole) upon any of the property or assets of such entity pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other agreement or instrument under which the entity is a party (other than this Agreement); nor will such action result in any violation of the provisions of its federal charter, bylaws or other organic documents or any law, order, rule, or regulation applicable to such entity or of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over such entity or its properties which would materially and adversely affect the performance by such entity of its obligations under, or the validity and enforceability of, this Agreement.

               (d) No Proceedings. No legal or governmental proceedings are pending to which such entity is a party or of which any property of such entity is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of such entity and its subsidiaries considered as a whole and will not materially and adversely affect the performance by such entity of its obligations under, or the validity and enforceability of, this Agreement.

               (e) No Consent Required. Such entity is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement, except for such as have been obtained, effected or made.

               (f) No Untrue Information. Neither this Agreement nor any statement, report or other document prepared by such entity pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a fact necessary to make the statements contained herein or therein not misleading.

               (g) Ability to Perform. Such entity can perform each and every one of its covenants contained in this Agreement.

               (h) Material Adverse Change. There has been no change in the business, operations, financial condition, properties or assets of such entity since December 31, 2001 which would have a material adverse effect on its ability to perform its obligations under this Agreement.

     The representations and warranties in this Section shall survive the execution and assignment of this Agreement and the Bank SUBI Certificate, and any subsequent transfers of each Unit.

          3.7. Remedies for Breach of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in Sections 3.6 shall survive the funding or purchase of the Unit by the Bank, or any subsequent transfer of the SUBI Certificate and shall inure to the benefit of each of the parties hereto, notwithstanding any restrictive or qualified endorsement on any Lease, or other evidence of indebtedness or assignment or the examination or failure to examine documentation related to any Unit funded or purchased by the Bank hereunder by or any recital set forth in any Assignment which provides that such assignment is without recourse or representations. Upon discovery by Hann, Auto Lenders, or the Bank of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Bank SUBI Portfolio or the interest of Bank in the Units (or which materially and adversely affects the interest of Bank in, or the value of, the related Unit in the case of a representation and warranty with respect to a particular Unit), the party discovering such breach shall give prompt written notice to the others.

          Within thirty (30) days of the earlier of either discovery by or notice to Hann or the Trust of any breach of a representation or warranty of
Section 3.6 herein which materially and adversely affects the value of a Unit (or the interest of the Bank therein), Hann and the Trust, as applicable, shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured within such thirty (30) days, Hann shall, at the Bank's option, purchase such Unit from the Bank SUBI at the Book Value within five (5) days of the Bank's demand. In the event that a breach materially and adversely affects the value of the Bank SUBI Portfolio or the Bank SUBI Certificate and shall involve any representation or warranty set forth in Section 3.6 and cannot be cured within thirty (30) days of the earlier of either discovery by or notice to Hann or the Trust of such breach, all of the Units in the Bank SUBI Portfolio shall, at the Bank's option, be purchased by Hann at the Book Value. Any repurchase of a Unit or Units pursuant to the foregoing provisions of this Section 3.7 shall be accomplished by wire transfer of immediately available funds in the amount of the Book Value to such account as the Bank may direct.

          3.8. Events of Termination. Upon the occurrence of the following events, by written notice to the other parties hereto, the Bank may at no cost to the Bank, (i) terminate any additional funding or purchases of Units, and
(ii) terminate the servicing of the Bank SUBI Portfolio:

                    (i) Any failure by Hann or the Auto Lenders to deliver to the Bank any proceeds or payment required to be so delivered under the terms of this Agreement or the Residual Purchase Agreement that shall continue unremedied for a period of five (5) Business Days after written notice of such failure is received by Hann or Auto Lenders, as the case may be, from the Bank or after discovery of such failure by an officer of the Hann or Auto Lenders, as the case may be;

                    (ii) Failure on the part of Hann or Auto Lenders duly to
                         observe or to perform in any material respect any of Hann's or Auto Lenders' representations or warranties or any other covenants or agreements of Hann or Auto Lenders, as the case may be, set forth in this Agreement, the Residual Purchase Agreement, the Trust Agreement, or the Servicing Agreement, which failure shall (a) materially and adversely affect the rights of the Bank and (b) continue unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Hann or Auto Lenders by the Bank;

                    (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for Hann or Auto Lenders in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days;

                    (iv) The consent by Hann or Auto Lenders to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities, or similar proceedings of or relating to such party or relating to substantially all of its property or if such party shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or become insolvent;

                    (v) The failure by Hann for three consecutive months to provide a monthly detailed report of all accounts sixty
                         (60) days or more delinquent, with a timeline for action to be taken on each account, and indicating that the appropriate action has been approved by the Collection Department Manager;

                    (vi) The failure of Hann to remedy, within thirty (30) days of written notice by the Bank thereof, any event, condition, policy, practice, or circumstance which, in the Bank's sole reasonable determination, has caused, or is likely to cause, a material adverse effect upon any Unit, the Bank's investment in any Unit, or a regulatory violation on the part of the Bank.

          Notwithstanding anything to the contrary herein, upon the termination of Hann as Servicer due to the occurrence of an Event of Termination, Hann shall comply in all respects with Section 3.9 hereunder, and no fee or compensation shall be payable to Hann with respect to the servicing of the Receivables after the Termination Date or with respect to any servicing rights relating to the Units.

          3.9. Cooperation upon Termination of Servicing. Upon termination under
Section 3.8 hereof, or otherwise, the Servicer shall cooperate with the Bank or Bank's designee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement by the applicable Termination Date, including the transfer to the Bank or the Bank's designee for administration of all cash amounts that shall at the time be held by the Servicer for deposit or shall thereafter be received with respect to a Unit and the delivery of the document files and the related accounts and records maintained by the Servicer. In the event this Agreement is terminated pursuant to Section 3.8, all reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the servicing and document files to the Bank or Bank's designee pursuant to this Section 3.9 shall be paid by the Servicer upon presentation of reasonable documentation of such costs and expenses. Upon any termination of the Servicer other than as a result of an Event of Termination pursuant to Section 3.8, costs and expenses incurred in connection with transferring the servicing and document files to the Bank or Bank's designee shall be allocated in a manner agreed upon by the parties.

          3.10. Waiver of Past Events of Servicing Termination. The Bank may waive in writing any Event of Servicing Termination hereunder and its consequences. Upon any such written waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this

Agreement. No such waiver shall extend to any subsequent or other event or impair any right consequent thereon.

                                   ARTICLE IV
                                  MISCELLANEOUS

          4.1. Amendment. Notwithstanding any statement to contrary contained in this Agreement, the Trust Agreement or the Servicing Agreement, each of the Trust Agreement, the Servicing Agreement (each as supplemented by this Supplement) or this Agreement may be amended, supplemented or modified without the consent of the Bank in any respect which does not materially adversely affect the interest of the Bank under this Agreement.

          4.2. UCC Filings. Hann does hereby authorize the Bank to file such financing statements and such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Bank, as owner of the Bank SUBI, the Bank SUBI Certificate, the beneficial interest in the Units allocated to the Bank SUBI Portfolio and the Leases and Leased Vehicles and other assets comprising such Units, and the proceeds of any of them (collectively, the "Bank SUBI Assets"), and, in the event that the conveyance by Hann to the Bank of its right title and interest in the Bank SUBI Assets hereunder is characterized by a court or other governmental authority or regulatory body of competent jurisdiction as a financing, the assignment, transfer and conveyance by Hann hereunder shall constitute, and Hann does hereby grant to the Bank, a security interest in the Bank SUBI, the Bank SUBI Certificate, the Units allocated to the Bank SUBI Portfolio, and each of Leases and Leased Vehicles comprising the Units allocated to the Bank SUBI Portfolio. In the event that the Bank determines that the interest conveyed to the Bank was other than an ownership interest or a first-priority security interest in the Bank SUBI, the Bank SUBI Certificate, and each of Leases and Leased Vehicles comprising the Units allocated to the Bank SUBI Portfolio, Hann, as Initial Beneficiary, immediately shall, or shall cause the UTI Trustee to, repurchase the affected Units, or all of them, at the Book Value within 5 days of the Bank's demand, and notify the Bank SUBI Trustee and the UTI Trustee. Immediately upon receipt of such notice, the Bank SUBI Trustee and the UTI Trustee shall allocate any Units so repurchased from the Bank SUBI to the UTI Portfolio.

          4.3. Change in Name, Identity or Corporate Structure. Hann shall not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph 4.2 above seriously misleading within the meaning of
(S)9-506 of the Uniform Commercial Code ("UCC") as adopted in the State of New Jersey, unless it shall have given the Bank at least five (5) days' prior written notice thereof and shall have promptly filed appropriate amendments or supplements to all previously filed financing statements or continuation statements.

          4.4. Location of Principal Executive Office. Hann shall give the Bank at least five (5) days' prior written notice of any relocation of its principal place of business, if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and Hann does hereby authorize the Bank to file any such amendment or new financing statement. Hann shall at all times maintain its principal executive office within the

United States of America, and Hann shall maintain each office from which it shall service the Units within the United States of America.

          4.5. Delivery/Indication of Ownership in Physical Files. Hann shall deliver the entire contents of the Lease Files to the Bank on or before the related Funding Date. In addition to Hann's authorization to the Bank to file UCC-1 financing statements evidencing the Bank's ownership interest or security interest in and to the Bank SUBI Certificate, the Units in the Bank SUBI Portfolio and in the proceeds thereof under Section 4.2, the Servicer shall maintain the original certificate of title to each of the Leased Vehicles in a custodial capacity for the benefit of the Bank, and shall segregate all such titles retained by it with respect to each Unit in the Bank SUBI Portfolio from other documents held by it on its own behalf or for the benefit of others and shall clearly identify Bank as the beneficial owner of all such certificates of title.

          4.6. Indication of Ownership in Computer Records. The Hann shall maintain its computer systems, in accordance with its customary standards, policies and procedures, so that, from and after the time of conveyance hereunder of the Units to the Bank, the Hann's master computer records (including any back-up archives) that refer to a Unit shall indicate clearly the interest of the Bank in such Unit and that such Unit is owned by the Bank. Indication of the Bank's ownership of a Unit shall be deleted from or modified on Hann's computer systems when, and only when, the Unit shall have been paid in full, repurchased, or transferred by the Bank.

          4.7. Preservation of Rights and Remedies. Hann has caused to be performed or shall cause to be performed within fifteen (15) Business Days of the applicable Funding Date any and all acts required to preserve the rights and remedies of the Bank in any insurance policies (including any blanket insurance policies held by Hann as Servicer) applicable to each Unit including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishment of coinsured, joint loss payee and rights in favor of Bank.

               At all times while Bank is the holder of the Bank SUBI Certificate, Hann will maintain and pay when due all premiums with respect to, a contingent and excess liability insurance policy (a) with a responsible insurance carrier which has been rated at least A:V by the A.M. Best Company, per occurrence , and (b) which provides for minimum coverage of two million dollars ($2,000,000.00) (c) upon which the Bank and the Trust have each been named an additional insured, and (d) which shall provide a minimum of 30 days prior notice to Bank of any policy lapse, cancellation or change in coverage. On the date hereof, such contingent and excess liability insurance policy is numbered SF0100408 with Empire Fire and Marine Insurance Company. Hann agrees that so long as Bank is the holder of the Bank SUBI Certificate, it may not terminate such policy or cause the termination thereof unless and until replacement insurance policy meeting the criteria set forth above has been obtained. Hann shall not change insurance carriers or other aspects of coverage without prior written notice to Bank.

          4.8. Future Obligations. In order to enforce Bank's rights under this Agreement, Hann and the Trust shall, upon the request of Bank or its assigns, use its best efforts to do and perform or cause to be done and performed, every reasonable act and thing necessary or advisable to put Bank and its assigns in position to enforce the payment of the Units and to carry out the intent of this Agreement, including the execution of and, if necessary, the recordation of additional documents including separate endorsements and assignments upon request of Bank. Notwithstanding any termination of Hann as the Servicer of the Units, or of Bank's purchases of additional Units hereunder, the Bank shall continue to offset losses against the Residual Reserve Account.

          4.9. Regulatory Requirements. Hann and the Trust agree to take such further actions and obtain and/or execute, acknowledge, deliver and/or record such further documents and instruments relating to the subject matter hereof, as the Bank may reasonably request to fulfill any obligations Bank may have under applicable banking regulations or as requested by Bank's regulatory examiners.

          4.10. Nonpetition. The Bank and Auto Lenders hereby agree to the covenants and agreements set forth in Section 6.8 of the Trust Agreement.

          4.11. Waiver. The Bank agrees that it has no rights with respect to any assets of the Trust other than those allocated to the Bank SUBI Portfolio. Nothing contained in this agreement will limit any rights the Bank may have against Hann, including any rights the Bank may have as a creditor of Hann to reach Hann's assets, including (without limitation) any interest in the Trust held by Hann. Except as provided in this paragraph, the Bank hereby releases and waives all claims against or with respect to the UTI Assets and the SUBI Assets allocated to each other SUBI and, in the event that such release is not given effect, the Bank hereby fully subordinates all claims it may be deemed to have against all UTI Assets and all SUBI Assets allocated to each other SUBI.

          4.12. Governing Law. THE PROVISIONS OF ARTICLE II, SECTION 3.1, and
SECTION 4.11 OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS, AND THE REMAINING PROVISIONS OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

          4.13. Effect of Agreement on Trust Agreement and Servicing Agreement.

               (a) Except as otherwise specifically provided herein: (i) the parties will continue to be bound by all provisions of the Trust Agreement and the Servicing Agreement; and (ii) the provisions set forth herein will operate either as additions to or modifications of the obligations of the parties under the Trust Agreement and the Servicing Agreement, as the context may require. In the event of any conflict between the provisions of this Agreement and the Trust Agreement or the Servicing Agreement with respect to the Bank SUBI, the provisions of this Agreement will prevail.

               (b) For purposes of determining the parties' obligations under this Agreement with respect to the Bank SUBI, general references in the Trust Agreement or the Servicing Agreement to: (i) a SUBI Portfolio will be deemed to refer more specifically to the Bank SUBI Portfolio; (ii) a SUBI Supplement or a SUBI Servicing Agreement Supplement will be deemed to refer more specifically to this Agreement.

          4.14. Indemnification by Hann. Hann agrees to reimburse, indemnify and save Bank, its affiliates, and their respective directors, officers, employees and agents, and the respective heirs, personal representatives, successors and assigns of the foregoing (each, and Indemnified Person) harmless from and against any and all losses, liabilities, damages, expenses, obligations, penalties, actions, judgments, suits, claims, costs or disbursements of any kind or nature whatever (including court costs and attorney's fees in connection with investigative, administrative or judicial proceedings commenced or threatened, whether or not such Indemnified Person is a party thereto) that may at any time be imposed on, asserted against, or incurred by such Indemnified Person as a result of or arising out of (a) the breach of any of the representations, warranties, covenants, agreement or duties of Hann or Auto Lenders herein, in the Trust Agreement or in the Servicing Agreement, or any other document or agreement executed in connection with or relating to the Units, (b) the conduct of Hann or its officers, agents, servants and employees, in soliciting Dealers, originating or causing the Trust to originate, and servicing Units in the Bank SUBI Portfolio for Bank, (c) the use, ownership, or operation of a Leased Vehicle. This indemnification shall survive termination of this Agreement.

          4.15. Independent Contractor Relationship. It is the intention of Bank, the Trust, Auto Lenders and Hann that this Agreement shall not be construed to create in any manner whatsoever an employer-employee relationship, it being within the contemplation of the parties that all acts performed by Hann or Auto Lenders in carrying out the provisions of this Agreement shall be those of independent contractors.

          4.16. No Use of Bank Name or Logo. No party to this Agreement, or any of the individuals or entities with whom such parties shall do business, shall refer to Bank or use Bank's name or logo in any advertisement or publication without the prior written consent of the Bank.

          4.17. Refinancing. Bank and Hann agree not to take any action targeting Lessees to solicit them individually for any automobile loan or automobile lease products; it being understood that (i) promotions directed to the general public, including mass mailings and newspaper, radio and television advertisements; (ii) general mailings to customers all products; (iii) consenting to refinance a Lease with respect to which the related Lessee has contacted such party to inquire about refinancing or has indicated to such party its intent to prepay or refinance with another lender; and (iv) solicitations directly to a Lessee in connection with the remarketing of the Lessee's related Leased Vehicle; are not prohibited. In addition, the parties hereto agree that Bank in its sole discretion, may solicit the Lessees, individually or in any other manner, for all products and services (other than automobile loan and automobile lease products during the term of any such Lessee's related Lease).

          4.18. Term of Agreement. This Agreement shall apply to all Units funded by the Bank. The Bank may fund or purchase Units hereunder for an initial term of one year. Bank may cease purchasing Units, at any time during such initial term or during any subsequent term, at its sole discretion, as follows:
(i) immediately upon notice to Hann in connection with the occurrence of an Event of Termination, and (ii) in the absence of the occurrence of an Event of Termination, upon 90 days prior written notice to Hann. During such 90 day period, Bank shall purchase only additional Units (a) which conform to the Credit Qualifications, without regard to any exception policies; (b) the aggregate monthly Purchase Price of which does not exceed a monthly amount equal to the three month rolling average of the Bank's monthly purchases of

Units for the three months immediately preceding the Bank's notice of termination; and (c) with respect to which the monthly payments due from the related Lessee as set forth in the related Lease shall be determined using an interest rate component which is not less than the interest rate of the two-year Treasury Bill (as published in the Wall Street Journal) in effect on the date of origination of such Lease plus two and one-quarter percent.

               If this Agreement is not terminated by such notice, Bank's right to fund or purchase additional Units shall automatically be renewed for an additional term or terms of one (1) year each, until terminated as provided in this Section 4.18. Notwithstanding the termination by the Bank of its option to fund or purchase additional Units, the servicing and other obligations of Hann and the rights of Hann to servicing compensation from Bank under this Agreement with respect to Units included in the Bank SUBI Portfolio shall continue until the earlier of (i) the final payment, liquidation, or sale of all the Units in the Bank SUBI Portfolio and the final distribution to the Bank, or (ii) the Termination Date specified in a written notice of termination to Hann by the Bank whether or not pursuant to the occurrence of an Event of Termination described in Section 3.8. The representations and warranties of each of the parties hereto shall survive the termination of this Agreement.

          4.19. Notice. Any notice required hereunder shall be given by certified mail, return receipt requested, to the parties hereto at the following addresses:

               (a) if to the Bank, at One Huntington Quadrangle, Melville, NY 11747 Attention: Peter LaMariana, Senior Vice President; with a copy to:
Sovereign Bank, 1130 Berkshire Boulevard, Wyomissing, PA 19610, Attention David
A. Silverman, Chief General Counsel;

               (b) if to Auto Lenders, at 1051 North Black Horse Pike, Williamstown, NJ 08094 and to Hann at One Centre Drive, Jamesburg, New Jersey 08831;

               (c) if to the Trust, the UTI Trustee, the Delaware Trustee, or the Bank SUBI Trustee, at Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware, 19890-0001, Attention Corporate Trust Administration;

or, in each case, to such other address of a party as shall be designated by such party in a written notice to the other parties hereto.

          4.20. No Assignment. No party to this Agreement, other than Bank, may assign all or any portion of its rights under this Agreement without the written consent of the other parties.

          4.21. Article and Section Headings. The article and section headings herein are for convenience or reference only, and shall not limit or otherwise affect the meaning hereof.

          4.22. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          4.23. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as UTI Trustee, Bank SUBI Trustee and Delaware Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust or the UTI Trustee, Bank SUBI Trustee and Delaware Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or the UTI Trustee, Bank SUBI Trustee and Delaware Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee or the UTI Trustee, Bank SUBI Trustee and Delaware Trustee under this Agreement or any other related documents.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

BOSTON SERVICE COMPANY, doing               HANN AUTO TRUST
business as Hann Financial Service Corp.,
as Initial Beneficiary and Servicer         By:   WILMINGTON TRUST
                                                  COMPANY, not in its individual
                                                  capacity, but as UTI Trustee,
                                                  Delaware Trustee


By:                                               By:
   --------------------------------------            ---------------------------
      Name:                                       Name:
      Title:                                      Title:


WILMINGTON TRUST COMPANY, not               AUTO LENDERS LIQUIDATION
in its individual capacity, but as UTI      CENTER, INC.
Trustee, Delaware Trustee and Bank SUBI
Trustee


By:                                         By:
   --------------------------------------      ---------------------------------
      Name:                                       Name:
      Title:                                      Title:


SOVEREIGN BANK


By:
   --------------------------------------
      Name:
      Title:

                                    EXHIBIT A

                                   DEFINITIONS

          "Accepted Servicing Practices" shall mean, with respect to each Unit, those servicing practices customary in the industry for leases and leased vehicles of the same type as the Unit in the jurisdiction where the related Leased Vehicle is located.

          "Auto Lenders" means Auto Lenders Liquidation Center, Inc., a New Jersey corporation.

          "Auto Lenders SUBI" means the special unit of beneficial interest of the Trust created by the Auto Lenders Operating Agreement and SUBI Supplement dated as of January 1, 2000 among the Initial Beneficiary, the Trust, the Servicer, the UTI Trustee, the Delaware Trustee, Auto Lenders and Wilmington Trust Company, as Auto Lenders SUBI Trustee.

          "Bank" means Sovereign Bank, a federal savings bank organized under the laws of the United States.

          "Bank SUBI" shall have the meaning set forth in the Recitals.

          "Bank SUBI Certificate" shall have the meaning set forth in the Recitals.

          "Bank SUBI Portfolio" shall have the meaning set forth in the Recitals.

          "Bank SUBI Trustee" means Wilmington Trust Company, as SUBI trustee of the Bank SUBI.

          "Book Value" shall mean on any date of determination, with respect to any Lease related to a Unit, the sum of the remaining unpaid payments due on such Lease less the amount of any unaccrued interest component thereof calculated on an actuarial basis, plus the Residual Value related thereto.

          "Credit Qualifications" shall mean the credit qualification standards used by Hann on the date hereof, a copy of which are attached hereto as Exhibit C.

          "Dealer" means a dealer participating in the Program who enters into Leases of motor vehicles which the dealer sells to the Trust.

          "Delaware Trustee" means Wilmington Trust Company, as Delaware trustee of the Trust.

          "Early Termination" shall mean the voluntary or involuntary termination of a Lease prior to the scheduled Expiration Date stated therein.

          "End of Term Charges" means, with respect to any Unit, excess wear and tear charges and excess mileage charges.

          "Expiration Date" shall mean the date of the scheduled termination or expiration in accordance with its terms of the Lease related to any Unit.

          "Final Liquidation Loss" shall mean, (A) with respect to any Leased Vehicle which becomes subject to disposition as a result of Early Termination, the amount, if any by which (i) the Book Value of the Bank's beneficial interest in such Leased Vehicle (including accrued interest thereon) on the date of such Early Termination exceeds (ii) the Net Liquidation Proceeds remitted to Bank thereon, and (B) with respect to any Leased Vehicle with respect to which Auto Lenders defaults in its obligation to pay the full amount of the related Residual Value following the related Expiration Date pursuant to the Residual Purchase Agreement, the amount, if any, by which (i) the Residual Value of such Leased Vehicle (plus any Penalty amounts) exceeds (ii) Net Liquidation Proceeds thereon.

          "Funding Date" shall mean the date on which the Bank pays the Purchase Price with respect to any Unit.

          "Hann" means Boston Service Company, Inc., a New Jersey corporation doing business as Hann Financial Service Corp.

          "Initial Beneficiary" means Hann, as initial beneficiary of the Trust.

          "Lease" means a closed-end motor vehicle retail lease agreement between a Dealer and a Lessee entered into pursuant to the Program.

          "Lease File" All documents, records, and items (other than the original Certificate of Title to the Leased Vehicle which shall be pertaining to a particular Unit, including, but not limited to those specified on Exhibit D hereto.

          Leased Vehicle" means an automobile, sport utility vehicle, light duty truck or other vehicle, together with all accessories, additions and parts constituting a part thereof and all accessions thereto, which is the subject of a Lease.

          "Lessee" means the lessee under a Lease.

          "Loss Reserve Account" shall mean the account established in accordance with Section 3.2(d).

          "Net Liquidation Proceeds" shall mean, (i) with respect to any Unit which becomes subject to disposition as a result of Early Termination, an amount equal to any cash amounts received from the liquidation of the related Leased Vehicle, sale or lease of such Unit, or otherwise (including any other cash amounts received in connection with the management of the Leased Vehicle collateralizing a defaulted Lease) net of reasonable out-of-pocket expenses in connection with the liquidation or disposition of such Unit or the related Leased Vehicle, or (ii) with respect to any Unit for which Auto Lenders fails to pay the full Residual Value of such Unit and any applicable Penalty amounts, any cash amounts received by the Bank from Auto Lenders or from the liquidation of the related Leased Vehicle, sale of the Unit, or otherwise (including any other cash amounts received in connection with the management of the Leased Vehicle collateralizing a defaulted Lease) net of expenses incurred by the Bank or its designee in the event the Bank must liquidate or dispose of the Unit or the related Leased Vehicle.

          "Penalty" shall mean, with respect to any Unit for which Auto Lenders fails to timely pay the full Residual Payment to the Bank in accordance with the terms of the Residual

Purchase Agreement, the amount required to be remitted to the Bank in accordance with Section 7(d)(ii) thereof.

          "Per Unit Residual Reserve Deposit" shall have the meaning set forth in Section 3.1(a).

          "Purchase Price" shall mean, with respect to any Unit identified by Hann for purchase by the Bank, an amount equal to the "adjusted capitalized cost" used in calculating the related Lessee's base monthly payment as set forth in the related Lease, and which is set forth in the Worksheet submitted to the Bank by Hann.

          "Program" means the retail automobile leasing program established by Hann pursuant to which it solicits Dealers to enter into retail motor vehicle Leases which conform to the Credit Qualifications.

          "Representations and Warranties Agreement" means that certain Representations and Warranties Agreement dated May 17, 2002 by and among Sovereign Bank and Boston Service Company, Inc., doing business as Hann Financial Service Corporation, Hann Auto Trust, and Wilmington Trust Company, as Trustee, as the same may be amended from time to time.

          "Residual Interest Agreement" means that certain Residual Interest Agreement dated May 17, 2002, by and between Sovereign Bank and Susquehanna Bancshares, Inc., as the same may be amended from time to time.

          "Residual Purchase Agreement" means that certain Residual Purchase Agreement dated May 17, 2002, by and among Sovereign Bank, Auto Lenders Liquidation Center, Inc. and Boston Service Company, Inc., doing business as Hann Financial Service Corporation, as the same may be amended from time to time.

          "Residual Reserve Account" means the account established pursuant to
Section 3.4.

          "Residual Unit" means, with respect to any Lease which has reached its stated maturity date, the related Residual Vehicle and the associated related rights therein or in the related Lease, if any.

          "Residual Value" means, for any Residual Vehicle, the estimated wholesale value of a motor-vehicle subject to a Lease on the maturity thereof, as set by Hann in its Credit Qualifications and as stated in each Lease.

          "Residual Vehicle" shall have the meaning given thereto in the Recitals.

          "Servicer" means Hann, as Servicer of the Trust Assets.

          "Servicing Agreement" means the Servicing Agreement dated as of October 23, 1997 between the Trust and Hann, as it may be modified, supplemented or amended from time to time.

          "Specially Designated National" means a person or entity identified by the Office of Foreign Assets Control ("OFAC") or any successor organization, as
(a) a "Specially Designated National", or (b) any other person or entity identified by OFAC on the list published at www.treas.gov/ofac, or any successor web address as shall contain such information.

          "SUBI" means a separate special unit of beneficial interest in the Trust.

          "SUBI Assets" shall have the meaning given thereto in the Trust Agreement.

          "SUBI Certificate" shall have the meaning given thereto in the Trust Agreement.

          "SUBI Portfolio" means, as to each SUBI, that collection of Leases, Leased Vehicles and other associated Trust Assets allocated by the Trust to such SUBI from time to time from among all those Leases, Leased Vehicles and other associated Trust Assets owned by the Trust.

          "Termination Date" shall mean the date of servicing termination specified by the Bank in the notice provided to the Servicer pursuant to Section
4.18 hereof.

          "Trust" means Hann Auto Trust, a Delaware business trust.

          "Trust Agreement" means the Second Amended and Restated Trust Agreement dated as of February 12, 1999 between Hann and Wilmington Trust Company, as UTI Trustee and Delaware Trustee, as it may be modified, supplemented or amended from time to time.

          "Trust Assets" shall have the meaning given thereto in the Trust Agreement. 9-

          "Unit" means a Lease, the related Leased Vehicle and the associated related rights.

          "Undivided Trust Interest" or "UTI" shall have the meaning given thereto in the Trust Agreement.

          "UTI Trustee" means Wilmington Trust Company, as UTI trustee of the Trust.

          "Worksheet" shall have the meaning set forth in Section 3. 1.

                                    EXHIBIT B

                          FORM OF BANK SUBI CERTIFICATE

                                 HANN AUTO TRUST

         SOVEREIGN BANK SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE

          evidencing an undivided 100% interest in all SUBI Assets allocated to the Bank SUBI Portfolio.

          (This Certificate does not represent an obligation of, or an interest in, BOSTON SERVICE COMPANY, INC., WILMINGTON TRUST COMPANY or any of their respective affiliates (other than the Trust (as defined below)).)

SOVEREIGN BANK SUBI Number

          THIS CERTIFIES THAT SOVEREIGN BANK (the "Bank") is the registered owner of a 100% nonassessable, fully-paid, undivided interest in the Bank SUBI Portfolio (such interest, a "Bank SUBI Interest"), of HANN AUTO TRUST, a Delaware business trust (the "Trust") formed by Boston Service Company, Inc., a New Jersey corporation doing business as Hann Financial Service Corp., as settlor ("Hann" or, in its capacity as settlor thereunder, and, together with any successor or assign, the "Settlor"), and Wilmington Trust Company, a Delaware banking corporation, as UTI trustee (the "UTI Trustee") and as Delaware trustee (the "Delaware Trustee").

          The Trust was created pursuant to a Trust Agreement dated as of February 12, 1999 (as modified, supplemented, or amended from time to time, the "Agreement"), among Hann as the Settlor and as the sole initial beneficiary (in such capacity, and, together with any successor or permitted assign, the "Initial Beneficiary"), the UTI Trustee and the Delaware Trustee, as supplemented for purposes hereof by that certain Sovereign Bank SUBI Supplement and Supplement to Servicing Agreement dated as of May 17, 2002, among the Initial Beneficiary, the Trust, Auto Lenders Liquidation Center, Inc., the Bank and Wilmington Trust Company as the UTI Trustee, the Delaware Trustee and the Bank SUBI Trustee (the "SUBI Supplement"). To the extent not otherwise defined herein, the capitalized terms herein have the meanings set forth in the Agreement.

          This Certificate is the duly authorized certificate issued under the Agreement and the SUBI Supplement, and designated as "Hann Auto Trust Sovereign Bank Special Unit of Beneficial Interest Certificate" (the "Bank SUBI Certificate"). This Bank SUBI Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the holder of this Bank SUBI Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

          By accepting this Certificate, the holder hereof waives any claim in respect of this Certificate to any proceeds or assets of any Trustee and to all of the assets of the Trust other than those from time to time included within the Bank SUBI Portfolio.

          The holder of this SUBI Certificate covenants and agrees that prior to the date which is one year and one day after the date upon which all obligations under each Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Trust, any Special Purpose Entity, or any general partner of any Special Purpose Entity that is a partnership, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.

          No bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy, insolvency or similar law shall be instituted by the Trust without the unanimous consent of all Trustees and Certificateholders hereunder. A SUBI Trustee shall not so consent unless directed to do so by the holder of the applicable SUBI, and the Delaware Trustee shall not so consent unless directed to do so by all of the Certificateholders.

          Unless this Certificate shall have been executed by an authorized officer of the Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

          IN WITNESS WHEREOF, the Delaware Trustee on behalf of the Trust and not in its individual capacity has caused this Bank SUBI Certificate to be duly executed.

Dated:                                      HANN AUTO TRUST

                                            By:   WILMINGTON TRUST COMPANY, not
                                                  in its individual capacity as
                                                  Delaware Trustee


                                                  By:
                                                     ---------------------------
                                                  Authorized Officer

                                    EXHIBIT C

                              CREDIT QUALIFICATIONS

                                    EXHIBIT C

                              UNDERWRITING CRITERIA

          The company's underwriting criteria starts with the employment of seasoned automobile underwriters. Our company's philosophy is to provide a degree of flexibility to each of our underwriters by eliminating mandatory credit scoring systems as the basis of decision making. Strong emphasis is made to existing and previous auto credit, as well as satisfactory repayment of all structured debt. The following list of credit guidelines provides the key points in the underwriting of lease credit.

                                CREDIT GUIDELINES

          . Applicant must show stability of residence in same geographic areas, and residence must be verifiable.

          . Applicant's employment history must show stability, and employment.

          . Applicant's debt to income should indicate an ability to repay our debt.

          . Applicant's credit history should demonstrate a willingness to repay our debt.

          . Applicant's credit history should not contain any meaningful derogatory credit.

          . Business applicants should have established and satisfactory bank references.

          . Closely held corporations will generally require a principal's personal guarantee. The qualifications of that personal guarantor will be evaluated in the same manner as a consumer applicant.

                                    EXHIBIT D

                          LEASE FILE MINIMUM DOCUMENTS

1. The original Lease and any other document constituting the Lease fully executed by the Lessee(s).

2. The original credit application fully executed by the Lessee(s) or a photocopy thereof or a record thereof on a computer file or diskette or on microfiche.

3. A copy of the executed application submitted to the applicable state department of motor vehicles, or agency with similar authority, directing issuance of the certificate of title in the name of the Trust.

4. The original evidence of insurability with respect to the Lessee(s) in connection with the Lessee's obligation to obtain and maintain physical damage insurance naming the Trust as an additional insured.

                                    EXHIBIT E

                                 MONTHLY REPORTS

                          (Exhibit begins on next page)

                                    EXHIBIT E

                           LISTING OF PROVIDED REPORTS

     Daily G/L
     Batch Report- Daily batch details
     Daily Trial Balance Recap
     Daily Summary- Daily Transaction Summary
     End of Term Report- Leases Maturing in the next month (Monthly only) Earned Income- Earned Income Report (Monthly only)
     New Lease Report- Report of all new leases (Monthly only)
     Lease Projections Summary (Monthly only)
     Posting Journal- Detail Daily Posting Journal
     Schedule J (Monthly only)
     Missing Titles- Report of titles not yet received (Monthly only) Trial Balance- Full detail trial balance (Monthly only)
     Termination Report- Report of Terminations (Monthly only)
     Delinquency Report- (Monthly)
     Static Pool Analysis- (Request only)
     Trust Asset Listing- (Monthly)
     Any other System Generated Reports- (Request only)

                                    EXHIBIT F

                              FORM OF GLB ADDENDUM

                 CONFIDENTIALITY, PRIVACY AND SECURITY AGREEMENT

     This agreement ("Agreement") is made as of the 17th day of May, 2002, by and between Sovereign Bank, having an office at 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610, on its own behalf and on behalf of its affiliates ("Sovereign"), and Boston Service Company, Inc., d.b.a. Hann Financial Service Corporation, a New Jersey corporation with its principal office located at One Centre Drive, Jamesburg, NJ 08831 ("Vendor"). This Agreement amends, modifies and supplements any and all contractual arrangements between Sovereign and Vendor and shall supersede any provision in such arrangements to the extent that any provision in this Agreement conflicts with, amends, or modifies any term or condition in such contractual arrangements.

                                   BACKGROUND

As a result of Title V of the Gramm-Leach-Bliley Act ("GLBA") together with the regulations and guidelines promulgated by the Federal banking regulators having jurisdiction over Sovereign, Sovereign is required to include in new and existing contractual arrangements certain terms and conditions to (1) ensure the security and confidentiality of customer information, (2) protect against any anticipated threats or hazards to the security or integrity of such information, and (3) protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to any customer.

NOW THEREFORE, in consideration of the foregoing, the parties intending to be legally bound, hereby agree to the following:

1. DEFINITIONS. The following terms shall have the meaning set forth below for purposes of this Agreement:

1.1 "Customer information systems" means any methods used to access, collect, store, use, transmit, protect, or dispose of customer, including employee, information.

1.2 "Guidelines" refers to abstract and partial summary of the GLBA Interagency Guidelines Establishing Standards for Safeguarding Customer Information attached as Exhibit 1 and incorporated into this Agreement by reference, as may be amended from time to time by law or regulation. The term "you" and "your" in the Guidelines refers to Sovereign and also to Vendor to the extent Vendor has access to Non-Public Personal Information.

1.3 "Individual Data" means information or any data which could reasonably be used to identify a named individual.

1.4 "Non-Public Personal Information" means any and all employee and/or customer information collected and obtained from Sovereign or its other third party vendors, including, but not limited to name, e-mail, mailing or other address; account number, postal code; telephone number; gender other demographic characteristics; year or date of birth; social security or other tax identification number; educational background; occupation or other socio-economic or financial information; credit situation; pattern of use; nature, subject matter, date or amount paid in any commercial transaction(s); number or identification of viewed/downloaded web site(s); preferences, profile, personal interests or habits; and any other identifying information, regardless of its accuracy or completeness, whether in paper, electronic, or other form, that is maintained by or on behalf of Sovereign. Non-Public Personal Information also includes Individual Data.

1.5 "Representatives" refers to an entity's officers, employees, affiliates, agents, subcontractors and consultants and other parties associated with that entity, including but not limited to the third parties referenced in Section 3.2 of this Agreement.

1.6 "Sovereign Information" refers to all knowledge and information which Vendor may acquire or have access to concerning Sovereign, Sovereign's customers and prospective customers and employees and includes but is not limited to Non-Public Personal Information and any data or materials relating to the business, trade secrets and/or technology of Sovereign and its other vendors, whether transmitted in writing, orally, visually, electronically or by any other means, whether received prior to, on or after the date of this Agreement.

2. Confidentiality.

2.1 All Sovereign Information will at all times and for all purposes be and remain Sovereign's confidential and proprietary information. Vendor shall, at all times, maintain and keep all Sovereign Information confidential and in a secure manner.

2.2 Vendor agrees to (i) restrict disclosure of Sovereign Information solely to its Representatives with a need to know Sovereign Information for purposes of the business dealings between the parties, (ii) not disclose to any other person the Sovereign Information without the written approval of Sovereign, (iii) use the Sovereign Information solely for purposes of the services provided by Vendor, (iv) not use or disclose the Sovereign Information in any manner that is detrimental to Sovereign, and (v) inform the Representatives of Vendor of the confidential nature of the Sovereign Information and obtain their agreement to the obligations set forth in this Agreement. Vendor is responsible for its Representatives compliance with this Agreement.

2.3 The obligations imposed under Sections 2.1 and 2.2 shall not apply to information (i) which is made public by Sovereign, (ii) which rightfully becomes generally available to the public, or (iii) which is rightfully received by Vendor from a third party without restriction and without breach of this Agreement or other obligation of confidentiality.

2.4 Upon termination of this Agreement, Vendor and its Representatives will promptly return to Sovereign (or destroy at Sovereign's request) all Sovereign Information in its possession or control, together with all copies, notes, abstracts, memoranda, or other documents or media which contain Sovereign Information or any discussion or copies of the Sovereign Information.

2.5 If the Vendor, or any of its Representatives, become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand, warrant or other legal process) to disclose any Sovereign Information, Vendor shall provide Sovereign with prompt prior written notice of such requirement and agrees to cooperate with Sovereign so that Sovereign may seek a protective order or other appropriate remedy.

2.6 The termination of agreement or business relationship between, or involving both the Vendor and Sovereign, shall not relieve the Vendor of its obligations under this Agreement.

3. SOVEREIGN'S CUSTOMER PRIVACY AND DATA SECURITY.

3.1 Vendor agrees to (i) comply with GLBA and the Guidelines and cooperate fully with Sovereign in its compliance with GLBA and the Guidelines, (ii) adopt and maintain reasonable policies and procedures, as well as train its employees, to protect the privacy and security of Sovereign's customers' Non-Public Personal Information in compliance with GLBA and other laws and regulations applicable to the privacy and security of Non-Public Personal Information, and (iii) not sell, transfer, rent or disclose to any third parties or use, except for the limited purposes expressly set forth in the Agreement or otherwise agreed by Sovereign, any of the Non-Public Personal Information.

3.2 If the release of Individual Data to third parties by Vendor is required in connection with the business dealings between the parties or otherwise, prior to such release Vendor will (i) Notify Sovereign of the third party that needs to receive such information, and (ii) cooperate with Sovereign in obtaining the written agreement that such third party will provide the option, in any communications generated concerning the Individual Data, for the customer of Sovereign to elect not to receive any further communications from such third party.

3.3 Vendor agrees to promptly notify Sovereign if it (i) receives any type of complaint or notice concerning a violation of privacy rights, including but not limited to information sharing involving an opt out of sharing any Individual Data between the parties, or (ii) becomes aware of a breach of customer data security involving Individual Data.

4. AUDIT AND MONITORING REQUIREMENTS.

4.1 Vendor shall keep and maintain accurate books and records with respect to its compliance with the requirements of this Agreement.

4.2 Sovereign and its designated agents, and all of Sovereign's regulatory authorities shall have unimpeded access (during normal business hours upon reasonable notice), at all times to all books and records maintained in connection with this Agreement to review and verify that Vendor and its Representatives are in compliance with this Agreement.

5. VENDOR'S REPRESENTATIVES.

5.1 Vendor understands that Sovereign operates under various laws and federal regulatory agencies that are unique to the security sensitive banking industry. As such, persons engaged by Vendor to provide products and services to Sovereign are held to a higher standard of conduct and scrutiny than in other industries or business enterprises. Vendor understands and acknowledges that Vendor's Representatives shall possess appropriate character, disposition and honesty conducive to the environment where products and services are provided. Vendor shall to the extent permitted by law, exercise reasonable and prudent efforts to comply with the provisions of this Agreement and all other contractual arrangements with Sovereign.

5.2 Vendor shall not knowingly permit any Vendor Representative(s) to have access to or engage in any of the banking affairs or business activities of Sovereign, including but not limited to accessing the Sovereign Information, when such Representative(s): (a) has been convicted of a crime or has agreed to or entered into a pretrial diversion or similar program in connection with (i) a dishonest act or a breach of trust, as stipulated under Section 19 of the Federal Deposit Insurance Act, 12 U.S.C. 1829(a); and/or (ii) a felony; or (b) uses illegal drugs.

6. SOVEREIGN'S REMEDIES. Vendor understands and agrees that Sovereign will suffer irreparable harm in the event that of a breach of any obligations in this Agreement and that monetary damages will be inadequate to compensate Sovereign for such breach. Accordingly, Vendor agrees that, in the event of a breach or threatened breach of any of the provisions of this Agreement, in addition to and not in limitation of any other rights, remedies or damages available at law or in equity, Sovereign will be entitled to equitable relief, including but not limited to a temporary restraining order, preliminary injunction and permanent injunction in order to prevent or restrain any such breach.

IN WITNESS WHEREOF, and intending to be legally bound the parties have executed this Agreement as of the date first above written.

SOVEREIGN BANK                              HANN FINANCIAL SERVICE CORPORATION


By:                                         By:
   ------------------------------              ----------------------------
Print Name:                                 Print Name:
            ---------------------                       -------------------
Title:                                      Title:
       --------------------------                  ------------------------

                                  EXHIBIT 1 to

   The Interagency Guidelines Establishing Standards for Safeguarding Customer
                          Information Published 2/1/01

--------------------------------------------------------------------------------
I. Introduction The Interagency Guidelines Establishing Standards for Safeguarding Customer Information (Guidelines) set forth standards pursuant to section 39 of the Federal Deposit Insurance Act (section 39, codified at 12 U.S.C. 1831p-1), and sections 501 and 505(b), codified at 15 U.S.C. 6801 and 6805(b), of the Gramm-Leach-Bliley Act. These Guidelines address standards for developing and implementing administrative, technical, and physical safeguards to protect the security, confidentiality, and integrity of customer information.
--------------------------------------------------------------------------------
II. Standards for Safeguarding Customer Information
--------------------------------------------------------------------------------
A. Information Security   You shall implement a comprehensive written
Program                   information security program that includes
                          administrative, technical, and physical safeguards
                          appropriate to your size and complexity and the
                          nature and scope of your activities. While all parts
                          of your organization are not required to implement a
                          uniform set of policies, all elements of your
                          information security program must be coordinated.
--------------------------------------------------------------------------------
B. Objectives             Your information security program shall be designed
                          to:

                          1. Ensure the security and confidentiality of customer information;

                          2. Protect against any anticipated threats or hazards to the security or integrity of such information; and

                          3. Protect against unauthorized access to or use of
                          such information that could result in substantial harm
                          or inconvenience to any customer.
--------------------------------------------------------------------------------
III. Development and Implementation of Customer Information Security Program
--------------------------------------------------------------------------------
A. Involve the Board of   Your board of directors or an appropriate committee
Directors                 of the board shall:

                          1. Approve your written information security program; and

                          2. Oversee the development, implementation, and
                          maintenance of your information security program,
                          including assigning specific responsibility for its
                          implementation and reviewing reports from management.
--------------------------------------------------------------------------------
B. Assess Risk            You shall:

                          1. Identify reasonably foreseeable internal and external threats that could result in unauthorized disclosure, misuse, alteration, or destruction of customer information or customer information systems.

                          2. Assess the likelihood and potential damage of these threats, taking into consideration the sensitivity of customer information.

                          3. Assess the sufficiency of policies, procedures,
                          customer information systems, and other arrangements
                          in place to control risks.
--------------------------------------------------------------------------------
C. Manage and Control     You shall:
Risk
                          1. Design your information security program to control the identified risks, commensurate with the sensitivity of the information as well as the complexity and scope of your activities. You must consider whether the following security measures are appropriate for you and, if so, adopt those measures you conclude are appropriate:

                          a. Access controls on customer information systems, including controls to authenticate and permit access only to authorized individuals and controls to prevent employees from providing customer information to unauthorized individuals who may seek to obtain this information through fraudulent means.

                          b. Access restrictions at physical locations containing customer information, such as buildings, computer facilities, and records storage facilities to permit access only to authorized individuals;

                          c. Encryption of electronic customer information, including while in transit or in storage on networks or
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          systems to which unauthorized individuals may have access;

                          d. Procedures designed to ensure that customer information system modifications are consistent with your information security program;

                          e. Dual control procedures, segregation of duties, and employee background checks for employees with responsibilities for or access to customer information;

                          f. Monitoring systems and procedures to detect actual and attempted attacks on or intrusions into customer information systems;

                          g. Response programs that specify actions for you to take when you suspect or detect that unauthorized individuals have gained access to customer information systems, including appropriate reports to regulatory and law enforcement agencies; and

                          h. Measures to protect against destruction, loss, or damage of customer information due to potential environmental hazards, such as fire and water damage or technological failures.

                          2. Train staff to implement your information security program.

                          3. Regularly test the key controls, systems and procedures of the information security program. The frequency and nature of such tests should be determined by your risk assessment. Tests should be conducted or reviewed by independent third parties or staff independent of those that develop or maintain the security programs.
--------------------------------------------------------------------------------

                                    EXHIBIT G

                             Form of Worksheet with
             List of Data Fields to be Provided on Each Funding Date

                          (Exhibit begins on next page)

                                    EXHIBIT G

                           LEASE DISBURSEMENT SUMMARY


SOVEREIGN BANK                                                Date
                                                                  ------------

Number of Leases Attached
                         -------------

                                CASH DISBURSEMENT

Total Dollars Disbursed to Dealers                               $
                                                                  --------------
(Acct. #_________________)

Reserve Deposit to Auto Lenders                                  $
                                                                  --------------
(Acct. #_________________)

Fee Deposit to Hann
Financial                                        $
                                                  --------------
(Acct. #_________________)

Fee Due Sovereign
Bank                                               $
                                                    --------------
(G/L Acct. #____________________)

                                    Exhibit G

           Information Provided on the Monthly Report of Trust Assets

1.   Lease Number
2.   Lessee Name
3.   Acquisition Date
4.   Year, Make and Model of Vehicle
5.   Full Vehicle Identification Number

                                    EXHIBIT H

                           FORM OF OPINIONS OF COUNSEL

                          (Exhibit begins on next page)

                               FORM OF OPINION OF
                   COUNSEL TO HANN BOSTON SERVICE COMPANY, INC
                    d.b.a HANN FINANCIAL SERVICE CORPORATION

                                     [Date]

Sovereign Bank
One Huntington Quadrangle
Melville, NY  11747

Dear Sirs:

     You have requested our opinion, as counsel to Boston Service Company, Inc. doing business as Hann Financial Service Corporation, with respect to certain matters in connection with the sale to Sovereign Bank, ("Bank") by Boston Service Company, Inc., d.b.a., Hann Financial Service Corporation ("Hann") of the entire beneficial interest in certain Units consisting of motor vehicle leases ("Leases") and the underlying leased vehicles ("Leased Vehicles") originated by automobile dealers in their ordinary course of business and acquired by , as Initial Beneficiary and Certificateholder of the UTI Interest in the Hann Auto Trust ("Trust") created pursuant to that certain Trust Agreement, as amended, dated as of February 12, 1999, (the "Trust Agreement"), between the Trust, Hann, and Wilmington Trust Company, ("Trustee") as the Delaware Trustee and the UTI Trustee, and serviced by Hann pursuant to that certain Servicing Agreement, as amended, dated October 23, 1997, between the Trust and Hann. Auto Lenders Liquidation Center, Inc. ("Auto Lenders") has agreed to purchase the residual value of the Leased Vehicles upon the expiration
of the Lease pursuant to a Residual Purchase Agreement dated              by and
                                                             ------------
between Hann, Auto Lenders and the Bank (the "Residual Purchase Agreement"). Susquehanna has agreed to be surety for any Final Liquidation Loss incurred by the Bank to the extent Auto Lenders defaults in its obligations under the Residual Purchase Agreement.

     We have reviewed the Trust Agreement, the Servicing Agreement, the SUBI Supplement and Supplement to Servicing Agreement (the "SUBI Supplement") dated by and among Hann, the Bank, Auto Lenders, the Trust and the Trustee,
---------
the Residual Interest Agreement dated           by and between the Bank and
                                      ---------
Susquehanna Bancshares, Inc., the Residual Purchase Agreement dated
                                                                    -----------
by and among Hann, Auto Lenders, and the Bank, and the Representations and
Warranties Agreement dated             by and between Hann, the Bank, the Trust
                           -----------
and the Trustee, and such other documents, records and papers as we have deemed necessary and relevant for purposes of the opinions set forth below (collectively, the "Transaction Documents"). Based upon the foregoing, it is our opinion that:

     1. Hann is a              corporation duly organized, validly existing and
                  ------------
in good standing under the laws of the state of New Jersey, and is a wholly owned subsidiary of Susquehanna Bancshares, Inc..

     2. Hann has the requisite corporate power, authority and legal right to engage in the transactions contemplated by the Transaction Documents to which it is a party, to execute and deliver such Transaction Documents, and to perform and observe the terms and conditions of such Transaction Documents.

     3. The Transaction Documents to which Hann is a party have been duly authorized, executed and delivered by Hann and are legal, valid and binding agreements enforceable against Hann in accordance with their terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors.

     4. Hann has been duly authorized to allow any of its officers to execute the required documents by original signature in order to complete the transactions contemplated in the Transaction Documents.

     5. Either no consent or approval is required for the execution, delivery and performance by Hann of the Transaction Documents to which it is a party, or any required consent or approval has been obtained by Hann.

     6. The consummation of the transactions contemplated by the Transaction Documents will (i) neither conflict with, result in a breach of, nor constitute a default under the charter or by-laws of Hann, the terms of any indenture or other agreement to which Hann is a party or by which it is bound, and (ii) not violate any statute or order, rule, regulation, or to the best of our knowledge, any writ, injunction or decree of any court, governmental authority or regulatory body to which Hann is subject or by which it is bound.

     Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the SUBI Supplement.

                                Very truly yours,

                               FORM OF OPINION OF
                               COUNSEL TO TRUSTEE

                                     [Date]

Sovereign Bank
One Huntington Quadrangle
Melville, NY  11747

Dear Sirs:

     You have requested our opinion, as counsel to Wilmington Trust Company, as Delaware Trustee UTI Trustee and Bank SUBI Trustee with respect to the Hann Auto Trust ("Trust") with respect to certain matters in connection with the sale to Sovereign Bank, ("Bank") by Boston Service Company, Inc., d.b.a., Hann Financial Service Corporation ("Hann"), a wholly owned subsidiary of Susquehanna Bancshares, Inc. ("Susquehanna"), of the entire beneficial interest in certain Units consisting of motor vehicle leases and the underlying leased vehicles ("Units") originated by automobile dealers in their ordinary course of business and acquired by Hann, as Initial Beneficiary and Certificateholder of the UTI Interest in the Trust created pursuant to that certain Trust Agreement, as amended, dated as of February 12, 1999, (the "Trust Agreement"), between the Trust, Hann, and Wilmington Trust Company, ("Trustee") as the Delaware Trustee and the UTI Trustee, which are to be serviced by Hann pursuant to that certain Servicing Agreement, as amended, dated October 23, 1997, between the Trust and Hann. Auto Lenders has agreed to purchase the residual value of the Leased Vehicles upon the expiration of the Lease pursuant to a Residual Purchase
Agreement dated              by and between Hann, Auto Lenders and the Bank (the
                ------------
"Residual Purchase Agreement"). Susquehanna has agreed to be surety for any Final Liquidation Loss incurred by the Bank to the extent Auto Lenders defaults in its obligations under the Residual Purchase Agreement.

     We have reviewed the Trust Agreement, the Servicing Agreement, the Residual Purchase Agreement, the SUBI Supplement and Supplement to Servicing Agreement
(the "SUBI Supplement") dated            by and among Auto Lenders, Hann, the
                              ----------
Bank, the Trust and the Trustee, the Residual Interest Agreement dated
                                                                       --------
by and between the Bank and Susquehanna, and the Representations and Warranties
Agreement dated             by and between Hann, the Bank, the Trust and the
                -----------
Trustee, and such other documents, records and papers as we have deemed necessary and relevant for purposes of the opinions set forth below (collectively, the "Transaction Documents"). Based upon the foregoing, it is our opinion that:

     1. Each of the Transaction Documents is authorized and permitted pursuant to the Trust Agreement and the Servicing Agreement, as amended, and all conditions precedent to the execution and delivery of the Transaction Documents have been satisfied.

     2. The creation of the Bank SUBI and the Bank SUBI Certificate have been duly authorized, duly executed and authenticated by the Trustee in accordance with the Transaction Documents and, when delivered to the Bank as contemplated in the Transaction Documents, the Bank SUBI and the Bank SUBI Certificate will be validly issued, fully paid and non-assessable and will, together with each of the Transaction Documents to which the Trust or the Trustee is a party, constitute legally valid and binding obligations of the Trust and the Trustee, enforceable against each such party, as applicable, in accordance with its terms.

     Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the SUBI Supplement.

                                Very truly yours,

                               FORM OF OPINION OF
                COUNSEL TO AUTO LENDERS LIQUIDATION CENTER, INC.

                                     [Date]

Sovereign Bank
One Huntington Quadrangle
Melville, NY  11747

Dear Sirs:

     You have requested our opinion, as counsel to Auto Lenders Liquidation Center, Inc. ("Auto Lenders"), with respect to certain matters in connection with the sale to Sovereign Bank, ("Bank") by Boston Service Company, Inc., d.b.a., Hann Financial Service Corporation ("Hann"), a wholly owned subsidiary of Susquehanna Bancshares, Inc. ("Susquehanna"), of the entire beneficial interest in certain Units consisting of motor vehicle leases ("Leases") and the underlying leased vehicles ("Leased Vehicles") originated by automobile dealers in their ordinary course of business and acquired by Hann, as Initial Beneficiary and Certificateholder of the UTI Interest in the Hann Auto Trust ("Trust") created pursuant to that certain Trust Agreement, as amended, dated as of February 12, 1999, (the "Trust Agreement"), between the Trust, Hann, and Wilmington Trust Company, ("Trustee") as the Delaware Trustee and the UTI Trustee, which serviced by Hann pursuant to that certain Servicing Agreement, as amended, dated October 23, 1997, between the Trust and Hann. Auto Lenders has agreed to purchase the residual value of the Leased Vehicles upon the expiration
of the Lease pursuant to a Residual Purchase Agreement dated              by and
                                                             ------------
among Hann, Auto Lenders and the Bank (the "Residual Purchase Agreement"). Susquehanna has agreed to be surety for any Final Liquidation Loss incurred by the Bank to the extent Auto Lenders defaults in its obligations under the Residual Purchase Agreement.

     We have reviewed the Trust Agreement, the Servicing Agreement, the Residual Purchase Agreement, the SUBI Supplement and Supplement to Servicing Agreement
(the "SUBI Supplement") dated            by and among Auto Lenders, Hann, the
                              ----------
Bank, the Trust and the Trustee, the Residual Interest Agreement dated
                                                                       --------
by and between the Bank and Susquehanna Bancshares, Inc., and the
Representations and Warranties Agreement dated             by and between Hann,
                                               -----------
the Bank, the Trust and the Trustee, and such other documents, records and papers as we have deemed necessary and relevant for purposes of the opinions set forth below (collectively, the "Transaction Documents"). Based upon the foregoing, it is our opinion that:

     1. Auto Lenders is a                corporation duly organized, validly
                          --------------
existing and in good standing under the laws of the state of New Jersey, and is a wholly owned subsidiary of Susquehanna Bancshares, Inc..

     2. Auto Lenders has the requisite corporate power, authority and legal right to engage in the transactions contemplated by the Transaction Documents to which it is a party, to execute and deliver such Transaction Documents, and to perform and observe the terms and conditions of such Transaction Documents.

     3. The Transaction Documents to which Auto Lenders is a party have been duly authorized, executed and delivered by Auto Lenders and are legal, valid and binding agreements enforceable against Auto Lenders in accordance with their terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors.

     4. Auto Lenders has been duly authorized to allow any of its officers to execute the required documents by original signature in order to complete the transactions contemplated in the Transaction Documents.

     5. Either no consent or approval is required for the execution, delivery and performance by Auto Lenders of the Transaction Documents, or any required consent or approval has been obtained by Auto Lenders.

     6. The consummation of the transactions contemplated by the Transaction Documents will (a) neither conflict with, result in a breach of, nor constitute a default under the charter or by-laws of Auto Lenders, the terms of any indenture or other agreement to which Auto Lenders is a party or by which it is bound, and (b) not violate any statute or order, rule, regulation, or to the best of our knowledge, any writ, injunction or decree of any court, governmental authority or regulatory body to which Auto Lenders is subject or by which it is bound.

     Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Trust Agreement.

                                Very truly yours,

                               FORM OF OPINION OF
                     COUNSEL TO SUSQUEHANNA BANCSHARES, INC.

                                     [Date]

Sovereign Bank
One Huntington Quadrangle
Melville, NY  11747

Dear Sirs:

     You have requested our opinion, as counsel to Susquehanna Bancshares, Inc. ("Susquehanna") with respect to certain matters in connection with the sale to Sovereign Bank, ("Bank") by Boston Service Company, Inc., d.b.a., Hann Financial Service Corporation ("Hann"), a wholly owned subsidiary of Susquehanna, of the entire beneficial interest in certain Units consisting of motor vehicle leases ("Leases") and the underlying leased vehicles ("Leased Vehicles") originated by automobile dealers in their ordinary course of business and acquired by Hann, as Initial Beneficiary and Certificateholder of the UTI Interest in the Hann Auto Trust ("Trust") created pursuant to that certain Trust Agreement, as amended, dated as of February 12, 1999, (the "Trust Agreement"), between the Trust, Hann, and Wilmington Trust Company, ("Trustee") as the Delaware Trustee and the UTI Trustee, which serviced by Hann pursuant to that certain Servicing Agreement, as amended, dated October 23, 1997, between the Trust and Hann. Auto Lenders has agreed to purchase the residual value of the Leased Vehicles upon the expiration
of the Lease pursuant to a Residual Purchase Agreement dated              by and
                                                             ------------
among Hann, Auto Lenders and the Bank (the "Residual Purchase Agreement"). Susquehanna has agreed to be surety for any Final Liquidation Loss incurred by the Bank to the extent Auto Lenders defaults in its obligations under the Residual Purchase Agreement.

     We have reviewed the Trust Agreement, the Servicing Agreement, the Residual Purchase Agreement, the SUBI Supplement and Supplement to Servicing Agreement
(the "SUBI Supplement") dated            by and among Auto Lenders, Hann, the
                              ----------
Bank, the Trust and the Trustee, the Residual Interest Agreement dated
                                                                       --------
by and between the Bank and Susquehanna, and the Representations and Warranties
Agreement dated             by and between Hann, the Bank, the Trust and the
                -----------
Trustee, and such other documents, records and papers as we have deemed necessary and relevant for purposes of the opinions set forth below (collectively, the "Transaction Documents"). Based upon the foregoing, it is our opinion that:

     1. Susquehanna is a bank holding company and              corporation duly
                                                  ------------
organized, validly existing and in good standing under the laws of the state of
           , and Hann is a wholly owned subsidiary of Susquehanna.
----------

     2. Susquehanna has the requisite corporate power, authority and legal right to engage in the transactions contemplated by the Transaction Documents to which it is a party, to execute and deliver such Transaction Documents, and to perform and observe the terms and conditions of such Transaction Documents.

     3. The Transaction Documents to which Susquehanna is a party have been duly authorized, executed and delivered by Susquehanna and are legal, valid and binding agreements enforceable against Susquehanna in accordance with their terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors.

     4. Susquehanna has been duly authorized to allow any of its officers to execute the required documents by original signature in order to complete the transactions contemplated in the Transaction Documents.

     5. Either no consent or approval is required for the execution, delivery and performance by Susquehanna of the Transaction Documents, or any required consent or approval has been obtained by Susquehanna.

     6. The consummation of the transactions contemplated by the Transaction Documents will (i) neither conflict with, result in a breach of, nor constitute a default under the charter or by-laws of Susquehanna, the terms of any indenture or other agreement to which Susquehanna is a party or by which it is bound, and (ii) not violate any statute or order, rule, regulation, or to the best of our knowledge, any writ, injunction or decree of any court, governmental authority or regulatory body to which Susquehanna is subject or by which it is bound.

     Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Trust Agreement.

                                Very truly yours,

                                                                       Exhibit B

                    REPRESENTATIONS AND WARRANTIES AGREEMENT

          THIS REPRESENTATIONS AND WARRANTIES AGREEMENT (as it may be modified, supplemented or amended from time to time in accordance with its terms, this "Warranties Agreement") is made and entered into as of May 17, 2002 among BOSTON SERVICE COMPANY, INC., a New Jersey corporation doing business as Hann Financial Service Corporation ("Hann"), SOVEREIGN BANK, a federal savings bank organized under the laws of the United States of America (the "Bank").

                                    RECITALS

          WHEREAS, the Trust is a Delaware business trust formed and operated pursuant to a Second Amended and Restated Trust Agreement dated February 12, 1999 (as it may be modified, supplemented or amended from time to time, the "Trust Agreement") for the purpose, among other things, of facilitating the origination and transfer of Leases and related Leased Vehicles without retitling;

          WHEREAS, the Trust and Hann have entered into that certain Servicing Agreement dated as of October 23, 1997 (as it has been amended, and as it may be further modified, supplemented or amended from time to time, the "Servicing Agreement"), which provides, among other things, for the servicing of the Trust Assets by Hann, as Servicer;

          WHEREAS, the Trust Agreement contemplates that, from time to time, Wilmington Trust, as UTI Trustee, on behalf of the Trust and at the direction of the Initial Beneficiary, (i) will identify and allocate on the Trust's books and records certain Trust Assets from the Undivided Trust Interest to separate SUBI Portfolios and (ii) will create and issue Certificates representing separate special units of beneficial interest in the Trust ("SUBIs"), the beneficiary or beneficiaries of which generally will hold undivided beneficial interests in the related SUBI Portfolios, all as set forth in the Trust Agreement;

          WHEREAS, Hann has established a retail automobile leasing program (the "Program") for which Hann, on behalf of the Trust, solicits Dealers to enter into Leases which, together with the related Leased Vehicle, are sold by such Dealers to the Trust;

          WHEREAS, the Bank desires to purchase from time to time the beneficial interest in certain Units which have been or will be acquired by the Trust in accordance with the Trust Agreement as amended, and which such Units are to be serviced by Hann pursuant to the Servicing Agreement, as amended by that certain SUBI Supplement and Supplement to Servicing Agreement dated as of May 17, 2002 by and among the Bank, Hann, as Servicer and Initial Beneficiary, and Wilmington Trust Company ("Trustee"), as Delaware Trustee, Bank SUBI Trustee and UTI Trustee on behalf of the Trust (in such capacities, "Delaware Trustee", "Bank SUBI Trustee" and "UTI Trustee") (the "Supplement", and together with the Trust Agreement and the Servicing Agreement, as the same may be amended from time to time, the "Agreements").

          WHEREAS, concurrently herewith, as contemplated by the Trust Agreement, the Bank, the Trustee, as Delaware Trustee, Bank SUBI Trustee and UTI Trustee on behalf of the Trust, Auto Lenders Liquidation Center, Inc., and Hann, as Initial Beneficiary, are entering into the Supplement, pursuant to which (i) the UTI Trustee and the Bank SUBI Trustee, at the direction of the Initial Beneficiary, will identify and allocate certain Trust Assets, consisting of Units, to a SUBI Portfolio, the "Bank SUBI Portfolio"), and (ii) the Delaware Trustee will create and issue to the Bank, its successors and assigns, a SUBI Certificate to be designated the "Hann Auto Trust Sovereign Bank Special Unit of Beneficial Interest Certificate" (such SUBI Certificate, together with any replacements thereof, the "Bank SUBI Certificate"), that will evidence the entire and exclusive beneficial interest in the related SUBI (the "Bank SUBI");

          NOW THEREFORE, in consideration for the Bank's agreement to purchase the beneficial interest in the Bank SUBI, the Bank SUBI Portfolio, the Bank SUBI Certificate, and for the mutual agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                      DEFINITIONS; THIRD-PARTY BENEFICIARY

          1.1. Definitions. Capitalized terms used herein and not defined in the text hereof or on Exhibit A attached hereto (a) shall have the same meanings as in the Trust Agreement, if defined therein, and (b) if not defined in the Trust Agreement but defined in the Servicing Agreement, shall have the same meanings as in the Servicing Agreement.

          1.2. Third Party Beneficiary. This Warranties Agreement will inure to the benefit of and be binding upon the Bank and each subsequent holder of any legal or beneficial interest in the Bank SUBI Certificate. The Bank, and any such subsequent holder of a SUBI Certificate, is an intended third-party beneficiary of the Trust Agreement and the Servicing Agreement, insofar as they apply to the Bank SUBI, the Bank SUBI Portfolio, the Bank SUBI Certificate, or any of the rights created thereby or incident thereto.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

          2.1. Representations and Warranties of Hann. Hann warrants to Bank as of the date hereof, and as of the respective Funding Date with respect to each Unit subject to this Warranties Agreement as follows:

               (a) Duly Licensed. Hann is a corporation, duly organized and validly existing under the laws of the State of New Jersey, and is duly licensed and/or qualified in all jurisdictions where such licensing and/or qualification is necessary. The Trust is a Delaware Business Trust and is duly licensed, validly existing and qualified in all jurisdictions where such licensing and/or qualification is required.

               (b) Power and Authority, Due Authorization, Enforceability. In each jurisdiction where a Lessee of a Leased Vehicle is located, Hann and the Trust have full power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted and to convey and assign the beneficial interests conveyed and assigned to Bank and the Trust hereunder. Hann and the Trust have full power and authority to execute and deliver the Agreements and to carry out their respective terms and the Agreements and the Bank SUBI Certificate have been duly authorized, executed and delivered by Hann and the Trust, as applicable, there has been no breach of any party to either the Agreements or any SUBI Certificate, and all of them shall constitute the legal, valid and binding obligation of Hann the Trust, and every other party thereto, as applicable, enforceable against such parties in accordance with their terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization, conservatorship, receivership, liquidation or other similar laws and general equitable principles.

               (c) No Violation. The consummation of the transactions contemplated by the Agreements and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, nor constitute a default under (in each case material to the Trust or to Hann and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to the Trust or to Hann and its subsidiaries considered as a whole) upon any of the property or assets of Hann or the Trust pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other agreement or instrument under which Hann or the Trust is a party (other than this Warranties Agreement); nor will such action result in any violation of the provisions of Hann's charter or bylaws or any law, order, rule, or regulation applicable to Hann or the Trust or of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Hann, the Trust or their respective properties which would materially and adversely affect the performance by Hann or the Trust of its obligations under, or the validity and enforceability of, the Agreements.

               (d) No Proceedings. No legal or governmental proceedings are pending to which Hann or the Trust is a party or of which any property of either is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of the Trust or of Hann and its subsidiaries considered as a whole and will not materially and adversely affect the performance by Hann or the Trust of its obligations under, or the validity and enforceability of, the Agreements.

               (e) Ordinary Course of Business. The consummation of the transactions contemplated by the Agreements are in the ordinary course of business of Hann and the Trust, and the transfer, assignment and conveyance of the Units by Hann, the Trust or any Dealer pursuant to the Agreements are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

               (f) Due Qualification. Hann and the Trust have obtained or are exempt from obtaining all the licenses and approvals necessary for the conduct of their respective business where the failure to do so would materially and adversely affect the Units, or any individual Unit, or render any Unit unenforceable.

               (g) No Consent Required. Hann and the Trust are not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of the Agreements, except for such as have been obtained, effected or made.

               (h) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against Hann or the Trust which would draw into question the validity of the Agreements or the Units or of any action taken or to be taken in connection with the obligations of Hann or the Trust contemplated herein or therein, or which would be likely to impair materially the ability of Hann or the Trust to perform under the terms of the Agreements.

               (i) No Untrue Information. Neither the Agreements nor any statement, report or other document prepared by or on behalf of Hann or the Trust pursuant to the Agreements or in connection with the transactions contemplated herein or therein contains any untrue statement of material fact or omits to state a fact necessary to make the statements contained herein or therein not misleading.

               (j) Y2K Compliant. Hann represents, warrants and covenants that its information systems, data processing and other hardware, software and other systems, facilities, programs and procedures that will be used by Servicer in servicing the Units are, and shall remain Y2K Compliant.

               (k) No Broker. Neither Hann nor the Trust has, in connection with any Unit purchased by the Bank, incurred any obligation, made any commitment or taken any action which might result in a claim against the Bank or an obligation by the Bank to pay a sales brokerage commission, finder's fee or similar fee in respect to the transactions described in the Agreements.

               (l) Ability to Perform. Hann, in each of its respective capacities described in the recitals hereto, and the Trust, can perform each and every one of its covenants contained in the Agreements.

               (m) No Default. Neither Hann, any of its affiliates, nor the Trust is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which Hann, any of its affiliates, or the Trust is a party or by which it is bound nor has any event occurred which with notice or lapse of time or both would constitute a material default under any such agreement, contract, instrument or indenture and which default would have a material adverse effect on its ability to perform its obligations under the Agreements.

               (n) Selection Procedures. Neither Hann, the Trust nor any Dealer has used selection procedures that identified the Units as being less desirable or valuable than other comparable leases and leased vehicles as to which the representations and warranties described in Section 2.2 could be made.

               (o) Financial Statements. Hann has delivered to the Bank financial statements as to its last two complete fiscal years and any later quarter ended more than 60 days prior to the Closing Date. All such financial statements fairly present the pertinent results of operations for each of such periods and the financial condition at the end of each such period of Hann and its subsidiaries. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto.

               (p) Material Adverse Change. There has been no change in the business, operations, financial condition, properties or assets of Hann since the date of Hann's financial statements which would have a material adverse effect on its ability to perform its obligations under the Agreements.

               (q) Errors and Omissions Policies. Hann, its officers, employees, agents and representatives are covered by one or more errors and omissions insurance policies and fidelity bonds held by its parent company, Susquehanna Bancshares, Inc., with a responsible insurance carrier which has been rated at least A:V by the A.M. Best Company, each of which policies and bonds is in full force and effect. Such policies and bonds, or replacement policies and bonds with substantially identical coverage shall remain in full force and effect for the duration of this Agreement.

               (r) Waiver of Interest in other SUBI Assets. Each of the holders of a beneficial interest in the Trust, or any SUBI Certificate or SUBI Portfolio has agreed in writing that it has no rights with respect to any assets of the Trust other than those allocated to its respective SUBI Portfolio and has released and waived all claims against or with respect to the UTI Assets and the SUBI Assets allocated to each other SUBI and, in the event that such release is not given effect, each such holder has agreed to fully subordinate all claims it may be deemed to have against all UTI Assets and all SUBI Assets allocated to each other SUBI, including but not limited to the Bank SUBI.

     The representations and warranties in this Section shall survive the execution and assignment of the Agreements by the Bank, the Bank SUBI Certificate, and any subsequent transfers of each Unit.

          2.2. Representations and Warranties of Hann with respect to the Leases. Hann warrants to Bank as of the respective Funding Date with respect to each Unit subject to the Agreements as follows:

               (a) Each Lease was originated by a Dealer (i) in the ordinary course of its business, (ii) on a form of Lease attached as Exhibit C, (iii) pursuant to a form of Dealer Agreement which provides for recourse to the Dealer in the event of certain defects in the Lease but not for default by the Lessee, and (iv) in compliance with the Credit Qualifications;

               (b) Each Lease and the related Leased Vehicle are owned by the Trustee, on behalf of the Trust, free of all Liens (including tax liens, mechanics' liens and liens that arise by operation of law, but other than any lien on the title of such Leased Vehicle noted solely to provide for delivery of title documentation to the Trustee or its designee);

               (c) The Residual Value with respect to each Leased Vehicle was determined in accordance with commercially reasonable expectations of the remaining value of such Leased Vehicle upon the expiration of the Lease term and was calculated in accordance with generally accepted industry practices of prudent lessors of motor vehicles similar to the Leased Vehicle in the jurisdiction where the Lease was originated;

               (d) Each Lease was originated in compliance with, and complies with, all applicable federal, state and local laws and regulations, including, but not limited to the Federal Consumer Credit Protection Act, as amended, Regulations M and Z of the Board of Governors of the Federal Reserve System, as each has been amended, all state leasing and consumer protection laws, including Title V of the Gramm Leach Bliley Act, and all state and federal usury laws;

               (e) (i) No Lease or related Lessee was or is (or would be if such Lease was originated on the Funding Date) subject to or in violation of the stated prohibitions of Executive Order 13224; and (ii) no Lease involves a person (as such term is defined in such Executive Order) identified as a Specially Designated National ("SDN") or any other similar designation by the Office of Foreign Asset Control or any other federal agency with similar charge or jurisdiction;

               (f) There has been no fraud by any Person in connection with the origination, servicing or transfer of any Lease or any Leased Vehicle;

               (g) With respect to each Lease, all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority required to be obtained, effected or given by the originator of such Lease in connection with (i) the origination of such Lease,
(ii) the execution, delivery and performance by such originator of such Lease, and (iii) the acquisition by the Trustee, on behalf of the Trust, of such Lease and the related Leased Vehicle, have been duly obtained, effected or given and are in full force and effect as of such date of creation or acquisition;

               (h) Each Lease is the legal, valid and binding full-recourse payment obligation of the Lessee thereunder, enforceable against such Lessee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

               (i) No Lease is subject to any right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) of the Lessee thereof to payment of the amounts due thereunder, and no such right of rescission, setoff, counterclaim or other defense has been asserted or threatened;

               (j) With respect to each Lease, each of the originator of such Lease, the Servicer and the Trustee, on behalf of the Trust, have each satisfied all obligations required to be fulfilled on its part with respect to such Lease and the related Leased Vehicle;

               (k) Each Lease is payable solely in United States dollars in the United States;

               (l) The Lessee of each Lease is a Person located in one or more of the 50 states of the United States, the District of Columbia or a territory of the United States and is not (i) Hann or an Affiliate thereof or (ii) the United States of America or any state or local government or any agency or political subdivision thereof;

               (m) All information and statements provided by Hann or any other Person with respect to the Agreements, the SUBI Certificate, the Bank SUBI Portfolio, or any document relating thereto (including any Worksheet prepared with respect to any Unit) is true, correct and complete and does not omit to state any material fact necessary to make such information or statements contained therein, in the context in which they are made, not misleading;

               (n) Each Lease requires the Lessee thereunder to maintain insurance against loss or damage to the related Leased Vehicle under an enforceable insurance policy that names the Trust as loss payee;

               (o) With respect to each Lease, the related Leased Vehicle is titled in the name of the Trustee on behalf of the Trust (or properly completed applications for such title have been submitted to the appropriate titling authority) and all transfer and similar taxes imposed in connection therewith have been paid;

               (p) Each Lease is a closed-end Lease that (i) requires equal monthly payments to be made within a fixed time period from the date of origination of such Lease, such time period to be at least 12 months and no more than 60 months, and (ii) requires such payments to he made by the Lessee thereof within 30 days after the billing date for such payment;

               (q) Each Lease is fully assignable and does not require the consent of the Lessee thereunder as a condition to any transfer, sale or assignment of the rights of the originator under such Lease;

               (r) Each Lease had been serviced in accordance with applicable federal, state and local laws, regulations and executive orders, and Accepted Servicing Practices;

               (s) The Residual Value of the related Leased Vehicle as stated on each Lease was reasonably established by Hann to approximate the actual residual value of such Leased Vehicle at the end of the Lease term in a manner consistent with generally accepted policies and practices of prudent lessors regarding the setting of residual values in the jurisdiction where the Unit was originated as applied with respect to closed-end retail automobile and light duty truck leases;

               (t) With respect to each Lease, the Lessee thereof has not made a claim under the Soldiers' and Sailors' Relief Act of 1940;

               (u) All documentation and information provided to the Bank with respect to each Unit, including the Lease File, is true, correct and complete in all material respects, and no information was omitted which would be necessary to make the statements or information contained therein not misleading;

               (v) The Lease is not allocated to any SUBI Portfolio other than the Bank SUBI Portfolio;

               (w) As of the related Funding Date, the Lease is not more than 29 days delinquent, and the related Lessee has not filed for Bankruptcy;

               (x) Each Lease is a finance lease for purposes of generally accepted accounting principles, consistently applied;

               (y) Each Lease is a "true lease", as opposed to a lease intended as security, under the laws of the State in which it was originated;

               (z) With respect to each Lease, the Servicer has not exercised any right of set off against the originating Dealer;

               (aa) With respect to each Lease, the related Leased Vehicle was produced by the original manufacturer to U.S. specifications and standards, as evidenced by the vehicle identification number which is within the approved series for the make and model at the time of origination of the Lease;

               (bb) With respect to each Lease, the related Leased Vehicle has not been used commercially as a taxi cab, public omnibus, livery, or sightseeing conveyance or for any carrying of goods or passengers for hire; and

               (cc) Each Lease, as of the related Funding Date, (i) was originated in the United States; and (ii) fully amortizes to an amount equal to the Residual Value of the related Leased Vehicle based on a fixed Lease Rate calculated on a constant yield basis and provides for level payments over its term (except for payment of such Residual Value).

     The representations and warranties in this Section shall survive the execution and assignment of the Agreements, the Bank SUBI Certificate, and any subsequent transfers of each Unit.

          2.3. Remedies for Breach of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in Sections 2.1, and 2.2 shall survive the funding or purchase of the Unit by Buyer, or any subsequent transfer of the SUBI Certificate and shall inure to the benefit of Buyer, notwithstanding any restrictive or qualified endorsement on any Lease, or other evidence of indebtedness or assignment or the examination or failure to examine documentation related to any Unit funded or purchased by the Bank hereunder by or any recital set forth in any Assignment which provides that such assignment is without recourse or representations. Upon discovery by Hann or the Bank of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Bank SUBI Portfolio or the interest of Buyer in the Units (or which materially and adversely affects the interest of Buyer in, or the value of, the related Unit in the case of a representation and warranty with respect to a particular Unit), the party discovering such breach shall give prompt written notice to the others.

          2.4. Repurchase. Within thirty (30) days of the earlier of either discovery by or notice to Hann of any breach of a representation or warranty of
Section 2.1 or 2.2 herein which affects the value of a Unit (or the interest of the Buyer therein), Hann as applicable, shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured within such thirty (30) days, Hann shall, at the Bank's option, repurchase such Unit from the Bank at the Repurchase Price within five (5) days of the Bank's demand. In the event that a breach affects the value of the Bank SUBI Portfolio or the Bank SUBI Certificate, (or the interest of Buyer in a Unit) and shall involve any representation or warranty set forth in Section 2.1 or 2.2, and cannot be cured within 30 days of the earlier of either discovery by or notice to Hann of such breach, all of the Units in the Bank SUBI Portfolio shall, at the Bank's option, be repurchased by Hann at the Repurchase Price. Any repurchase of a Unit or Units pursuant to the foregoing provisions of this Section 2.4 shall be accomplished by wire transfer of immediately available funds in the amount of the Repurchase Price to such account as the Bank may direct.

                                   ARTICLE III
                                  MISCELLANEOUS

          3.1. Amendment. This Warranties Agreement may be only be amended, supplemented or modified by a written document executed by all of the parties hereto.

          3.2. Future Obligations. In order to enforce Bank's rights under this Warranties Agreement and the Agreements, Hann shall, upon the request of Bank or its assigns, do and perform or cause to be done and performed, every reasonable act and thing necessary or advisable to put Bank and its assigns in position to enforce the payment of the Units and to carry out the intent of this Warranties Agreement and the Agreements, including the execution of and, if necessary, the recordation of additional documents including separate endorsements and assignments upon request of Bank.

          3.3. Regulatory Requirements. Hann agrees to take such further actions and obtain and/or execute, acknowledge, deliver and/or record such further documents and instruments, as the Bank may reasonably request to fulfill any obligations Bank may have with respect to the Units or the Bank SUBI Portfolio or under applicable banking regulations or as requested by Bank's regulatory examiners.

          3.4. Governing Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF PENNSYLVANIA WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

          3.5. Indemnification by Hann. Hann agrees to indemnify and save Bank harmless from all losses, damages and claims (including court costs and attorney's fees) arising out of the breach of any of the representations, warranties and covenants of Hann (in any of its capacities) herein, in the Trust Agreement or in the Servicing Agreement or the Supplement, the conduct of Hann or its officers, agents, servants and employees, in soliciting Dealers or originating or causing the Trust to originate Units, and servicing Units in the Bank SUBI Portfolio. This indemnification shall survive termination of this Agreement.

          3.6. Term of Agreement. This Warranties Agreement shall apply to all Units funded by the Bank. Notwithstanding any termination by the Bank of its option to fund or purchase additional Units, the obligations of Hann, and the rights of the Bank under this Warranties Agreement with respect to Units included in the Bank SUBI Portfolio shall continue until the earlier of (i) the final payment or liquidation of all the Units in the Bank SUBI Portfolio and the final distribution to the Bank, and the remittance of all amounts due to the Bank. The representations and warranties of Hann, and the rights and obligations of the parties with respect to any breach thereof shall survive the termination of this Warranties Agreement.

          3.7. Notice. Any notice required hereunder shall be given in writing by certified mail, return receipt requested, to the respective party at the address provided below, or to such other address as shall be otherwise provided in writing by one party to the other from time to time:

               (a) the Bank at: Sovereign Bank, One Huntingdon Quadrangle, Melville, NY 11747, Attention: Peter LaMariana; with a copy to: Sovereign Bank, 1130 Berkshire Boulevard, Wyomissing, PA 19610, Attention: David A. Silverman, Chief Counsel; and

               (b) to Hann at: Boston Service Company, Inc. d.b.a. Hann Financial Service Corporation, One Centre Drive, Jamesburg, New Jersey 08831,
Attention: President.

          3.8. No Assignment. This Warranties Agreement shall be binding upon Hann and its successors in interest. Hann may not assign its rights under this Warranties Agreement without the written consent of the Bank.

          3.9. Article and Section Headings. The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

          3.10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the undersigned have caused this Warranties Agreement to be duly executed by their respective officers as of the day and year first above written.

                                    BOSTON SERVICE COMPANY, doing
                                    business as Hann Financial Service Corp., as
                                    Hann, Initial Beneficiary and Servicer


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------


                                    SOVEREIGN BANK, as the Bank


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------

                                                                       EXHIBIT A

                                   DEFINITIONS

          "Accepted Servicing Practices" shall mean, with respect to each Unit, those servicing practices customary in the industry for leases and leased vehicles of the same type as the Unit in the jurisdiction where the related Leased Vehicle is located.

          "Auto Lenders" means Auto Lenders Liquidation Center, Inc., a New Jersey corporation.

          "Auto Lenders SUBI" means the special unit of beneficial interest of the Trust created by the Auto Lenders Operating Agreement and SUBI Supplement dated as of January 1, 2000 among the Initial Beneficiary, the Trust, the Servicer, the UTI Trustee, the Delaware Trustee, Auto Lenders and Wilmington Trust Company, as Auto Lenders SUBI Trustee.

          "Bank" means Sovereign Bank, a federal savings bank organized under the laws of the United States.

          "Bank SUBI" shall have the meaning set forth in the recitals to the Supplement.

          "Bank SUBI Certificate" shall have the meaning set forth in the recitals to the Supplement.

          "Bank SUBI Portfolio" shall have the meaning set forth the recitals to the Supplement.

          "Bank SUBI Trustee" means Wilmington Trust Company, as SUBI trustee of the Bank SUBI.

          "Credit Qualifications" shall mean the credit qualifications attached as Exhibit C to the Supplement.

          "Dealer" means a dealer participating in the Program who enters into Leases of motor vehicles which the dealer sells to the Trust.

          "Delaware Trustee" means Wilmington Trust Company, as Delaware trustee of the Trust.

          "End of Term Charges" means, with respect to any Unit, excess wear and tear charges and excess mileage charges.

          "Funding Date" shall mean the date on which the Bank pays the Purchase Price with respect to any Unit.

          "Hann" means Boston Service Company, Inc., a New Jersey corporation doing business as Hann Financial Service Corp.

          "Initial Beneficiary" means Hann, as initial beneficiary of the Trust.

          "Lease" means a closed-end motor vehicle retail lease agreement between a Dealer and a Lessee entered pursuant to the Program.

          "Lease File" All documents, records, and items (other than the original Certificate of Title to the Leased Vehicle) which shall be pertaining to a particular Unit, including, but not limited to those specified on Exhibit D to the Supplement.

          Leased Vehicle" means an automobile, sport utility vehicle, light duty truck or other vehicle, together with all accessories, additions and parts constituting a part thereof and all accessions thereto, which is the subject of a Lease.

          "Lessee" means the lessee under a Lease.

          "Purchase Price" shall mean, with respect to any Unit, the purchase price with respect to a Unit as determined in accordance with Hann's Credit Qualifications.

          "Program" means the retail automobile leasing program established by Hann pursuant to which it solicits Dealers to enter into retail motor vehicle Leases which conform to the Credit Qualifications.

          "Repurchase Price" shall mean, as of any date of determination, with respect to any Unit, the sum of the remaining unpaid payments due on the related Lease less the amount of any unaccrued interest component thereof calculated on an actuarial basis, plus the Residual Value related thereto.

          "Residual Value" means, for any Residual Vehicle, the estimated wholesale value of a motor-vehicle subject to a Lease on the maturity thereof, as set by Hann in its Credit Qualifications and as stated in each Lease.

          "Residual Vehicle" shall have the meaning given thereto in the recitals to the Supplement.

          "Servicer" means Hann, as Servicer of the Trust Assets.

          "Servicing Agreement" means the Servicing Agreement dated as of October 23, 1997 between the Trust and Hann, as it may be modified, supplemented or amended from time to time.

          "SUBI" means a separate special unit of beneficial interest in the Trust.

          "SUBI Assets" shall have the meaning given thereto in the Trust Agreement.

          "SUBI Certificate" shall have the meaning given thereto in the Trust Agreement.

          "SUBI Portfolio" means, as to each SUBI, that collection of Leases, Leased Vehicles and other associated Trust Assets allocated by the Trust to such SUBI from time to time from among all those Leases, Leased Vehicles and other associated Trust Assets owned by the Trust.

          "Trust" means Hann Auto Trust, a Delaware business trust.

          "Trust Agreement" means the Second Amended and Restated Trust Agreement dated as of February 12, 1999 between Hann and Wilmington Trust Company, as UTI Trustee and Delaware Trustee, as it may be modified, supplemented or amended from time to time.

          "Trust Assets" shall have the meaning given thereto in the Trust Agreement.

          "Unit" means a Lease, the related Leased Vehicle and the associated related rights.

          "Undivided Trust Interest" or "UTI" shall have the meaning given thereto in the Trust Agreement.

          "UTI Trustee" means Wilmington Trust Company, as UTI trustee of the Trust.

          "Worksheet" shall have the meaning set forth in Section 3.1 of the Supplement.

                                                                       Exhibit C

                           RESIDUAL PURCHASE AGREEMENT

          THIS RESIDUAL PURCHASE AGREEMENT (as it may be amended from time to time, this "Agreement"), is made and entered into this 17th day of May, 2002, by and between AUTO LENDERS LIQUIDATION CENTER, INC. (hereinafter referred to as "Auto Lenders"), a New Jersey corporation having its principal office at 1051 North Black Horse Pike, Williamstown, New Jersey 08094, SOVEREIGN BANK, a federal savings bank organized and existing under the laws of the United States of America, having its principal office at 1130 Berkshire Boulevard, Wyomissing, PA 19610 (hereinafter referred to as the "Bank"), and BOSTON SERVICE COMPANY, INC., doing business as HANN FINANCIAL SERVICE CORPORATION (hereinafter referred to as "Hann"), a New Jersey corporation, having its principal office at One Centre Drive, Jamesburg, New Jersey 08831.

                                   BACKGROUND

          Auto Lenders is in the business of providing services to lenders who acquire motor vehicles upon termination of lease contracts or upon repossession under installment sales contracts. Auto Lenders reconditions motor vehicles and sells or leases them at retail to the general public or sells them at wholesale at public or private auctions (the "Service"). The Service enables lenders to maximize remarketing and resale gains, minimize remarketing and resale losses and do so while reducing the costs normally incurred by lenders in the disposition of such motor vehicles.

          Auto Lenders initially agreed to provide the Service to Hann on an exclusive basis pursuant to the terms and conditions of a Servicing Agreement between the parties dated February 1, 2000, the Amended Agreement dated September 1, 2000, and the 2002 Amended Servicing Agreement dated January 1, 2002 (the "Hann Agreements").

          Hann has established and administers a retail automobile leasing program (the "Program") pursuant to which Hann either (a) purchases Leases and Leased Vehicles (collectively, "Units") from automobile dealers on behalf the Hann Auto Trust (the "Trust") and subsequently assigns its interest in the Units to participating lenders (the "Lenders"), or (b) arranges for the direct funding of Leases from automobile dealers on behalf of the Trust by Lenders, all in exchange for certificates representing the beneficial interest in a designated portfolio of such Leases and related Leased Vehicles (the "SUBI Portfolio" and "SUBI Certificates", respectively). Each Lender's SUBI Portfolio, and such Lender's 100% beneficial interest therein, shall include such additional Units as may be purchased or funded by such Lender from time to time.

          Hann currently services the Leases and, pursuant to that certain 2002 Amended Servicing Agreement dated as of January 1, 2002, Hann and Auto Lenders agreed that Auto Lenders would provide the Service and agree to purchase the residual value of the Leased Vehicles from each of the applicable Lenders upon the expiration, repossession or other termination of the Leases, (together with the Hann Agreements, the "Hann Servicing Agreements").

          Pursuant to that certain SUBI Supplement and Supplement to Servicing Agreement dated concurrently herewith by and among the Bank, Hann, Auto Lenders, and

Wilmington Trust Company (the "SUBI Supplement"), the Bank may purchase beneficial interests in certain Units originated through dealers pursuant to the Program. The Bank desires that Auto Lenders purchase the residual values of all such Units pursuant to the terms and provisions of the above-referenced agreements as amended hereby.

          NOW THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree with respect to those Units that become part of the Bank SUBI Portfolio as follows:

          1. Definitions; Third Party Beneficiary.

               (a) Definitions. Capitalized terms shall have the meanings in Exhibit A attached hereto. Capitalized terms not defined in this Agreement (a) have the same meanings as in the Trust Agreement, if defined therein, and (b) if not defined in the Trust Agreement but defined in the Servicing Agreement, have the same meanings as in the Servicing Agreement.

               (b) Third Party Beneficiary. The Bank, as a holder of a SUBI Certificate, is a third-party beneficiary of the Trust Agreement and the Servicing Agreement, insofar as they apply to the Bank SUBI, the Bank SUBI Portfolio, the Bank SUBI Certificate, or any of the rights created thereby or incident thereto.

          2. Residual Values of Leased Motor Vehicles. Notwithstanding anything to the contrary in the Servicing Agreement or the Hann Servicing Agreements, with respect to each Unit in the Bank SUBI Portfolio, Auto Lenders does hereby agree to pay to the Bank during the term or any extended term of this Agreement:

               (a) with respect to any Lease which has terminated in accordance with the Expiration Date stated in the terms of such Lease, an amount equal to the Residual Value of the related Residual Vehicle.

               (b) with respect to any Lease which was subject to Early Termination, for which the related Lessee has defaulted in its obligation to satisfy the remaining Book Value of the related Lease, and for which Auto Lenders provides the Service, upon the sale or other disposition of such Leased Vehicle, an amount equal to the lesser of (i) the Book Value of the Bank's beneficial interest in such Unit, or (ii) the Net Liquidation Proceeds related to such Leased Vehicle received by Auto Lenders.

          3. Delivery and Reconditioning of Vehicles. Hann, as Servicer, on behalf of the Bank, will deliver all Residual Vehicles which are subject to this Agreement (other than any Leased Vehicle with respect to which the related Lessee exercised its option to purchase such Leased Vehicle) to an Auto Lenders' designated place of business at Hann's sole cost and expense. In providing the Service, Auto Lenders will determine the reasonable costs necessary to recondition the Residual Vehicle for sale or lease and shall promptly advise Hann of such costs. Such costs, to the extent actually incurred, shall be reimbursed to Auto Lenders by Hann on a monthly basis within thirty (30) days of receipt of an invoice for such costs from Auto Lenders. The provisions of this
Section 3 shall survive termination of this Agreement.

          4. Remarketing of Vehicles. As an incident to the Service, Auto Lenders will use its best efforts to sell or lease those Leased Vehicles which are reconditioned by it, as well as those Leased Vehicles which did not require reconditioning, on such terms as are reasonably acceptable to Auto Lenders within 45 days of the date of Early Termination or the Expiration Date, as applicable, related to each Leased Vehicle. In the event that any Leased Vehicle for which Auto Lenders is providing the Service is not sold within such 45 day period, Auto Lenders shall continue to use its best efforts to sell or lease such Leased Vehicle thereafter.

          Auto Lenders shall remit the Residual Payment to the Bank upon the earlier of (a) the second business day following the sale or lease of such Residual Vehicle or (b) the 45th day following the scheduled Expiration Date of the related Lease (a "Residual Payment Date"). With respect to Residual Payments determined in accordance with Section 2(a) hereof, any deficiency between the sale proceeds received and the applicable Residual Payment relating to the Residual Vehicles sold or leased by Auto Lenders shall be reconciled and paid by Auto Lenders to the Bank concurrently with any remittance to the Bank pursuant to the immediately preceding sentence. For the purpose of such remittance to the Bank, Auto Lenders may withdraw the amount of any deficiency determined in accordance with the preceding sentence from the Residual Reserve Account to the extent of funds therein. Any surplus of the sale proceeds received over the applicable Residual Payment shall be reconciled at the end of each month and paid by the Bank to Auto Lenders within 30 days of receipt by the Bank of such reconciliation evidencing such surplus, and Auto Lenders' request for payment thereof.

          With respect to any Residual Payment received by the Bank after the applicable Residual Payment Date, Auto Lenders shall pay to the Bank interest on any such late Residual Payment (or portion thereof) at a rate equal to the Prime Rate of interest as is then most recently published by the Wall Street Journal, plus four percent (4%), but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by Auto Lenders to the Bank on the date such late Residual Payment is made and shall be due for the period commencing with on the Residual Payment Date and ending on the Business Day on which such late Residual Payment is made, both inclusive. Such interest shall be remitted along with such late Residual Payment by wire transfer of immediately available funds to such account as Bank shall direct. The payment by Auto Lenders of any such interest shall not be deemed an extension of time for payment or a waiver by Bank of any default, if applicable.

          Upon any such sale or lease of a Residual Vehicle, and confirmation that the Bank has received from Auto Lenders the appropriate Residual Payment, Hann, as Servicer on behalf of the Bank, shall cause the transfer of the title to the Residual Vehicle to Auto Lenders, which shall then transfer title to the respective purchaser.

          Any recoveries obtained by Auto Lenders with respect to a Residual Unit for which any portion of the Residual Payment was made to the Bank from the Residual Reserve Account or from Auto Lenders' own funds (to the extent amounts in the Residual Reserve Account were insufficient) shall be allocated in the following priority to the extent of such recoveries: first, to Auto Lenders an amount equal to any previously unreimbursed amounts advanced by Auto Lenders in accordance with its obligations under this Section 4 (exclusive of any amounts withdrawn with respect to such Residual Vehicle from the Residual Reserve Account), and second, to replenish the Residual Reserve Account for any amounts withdrawn therefrom with respect to any such Unit, and third, to Auto Lenders, the remainder.

          5. Commitment to Purchase Residual Vehicles. Upon the Bank's receipt of the Residual Payment Auto Lenders shall become the owner of the beneficial interest in the related Unit, and the Bank shall cause the Bank SUBI Trustee to transfer record ownership of the beneficial interest in such Unit to the Auto Lenders SUBI, and shall deliver to Auto Lenders, without recourse, the Lease Files related thereto.

          6. Employees. Auto Lenders agrees to employ servicing personnel, at no cost to the Bank, in a number and quality sufficient to provide the Service to the Bank required by this Agreement in accordance with Accepted Servicing Practices. Such personnel shall function under the sole guidance and direction of Auto Lenders and at all times remain solely the employees of Auto Lenders. Auto Lenders shall solely be responsible for the salaries, employment taxes, and any and all employee benefits of such personnel.

               It is the intention of the parties hereto that this Agreement shall not be construed to create in any manner whatsoever an employer-employee relationship between Hann, the Bank and/or the employees of Auto Lenders, it being within the contemplation of the parties that all acts performed by Auto Lenders in carrying out the provisions of this Agreement shall be those of an independent contractor and all acts performed by employees of Auto Lenders shall be those strictly of employees of Auto Lenders.

          7. Establishment and Purpose of Residual Reserve Account.

               (a) Auto Lenders agrees to establish a Residual Reserve Account at Bank in the name of the Bank, which shall bear interest at any time at a rate not less than Bank then pays on money market accounts at such time. In accordance with the SUBI Supplement, the Bank shall deposit into the Residual Reserve Account, from the Purchase Price with respect to each Unit included in the Bank SUBI Portfolio, an amount equal to the Per Unit Residual Reserve Deposit. Auto Lenders hereby grants to the Bank a lien and security interest in the Residual Reserve Account and in each Per Unit Residual Reserve Deposit, and the proceeds of each to secure payment and performance of all of Auto Lender's obligations to the Bank of any nature whatsoever arising under this Agreement, including but not limited to any damages arising as a result of Auto Lender's rejection of this Agreement in connection with any insolvency or bankruptcy proceeding commenced by or against Auto Lenders.

               (b) To the extent that the proceeds from the sale of any Residual Vehicle related to a Unit allocated to the Bank SUBI Portfolio are less than the Residual Payment due to the Bank thereon, Auto Lenders may withdraw from the sum on deposit in the Residual Reserve Account, exclusively for remittance to the Bank, an amount equal to the amount by which such Residual Payment exceeds the amount of such proceeds.

               (c) Auto Lenders agrees to maintain the Residual Reserve Account so long as Bank, its successors or assigns own the beneficial interest in the Bank SUBI Portfolio, and the Bank shall be entitled to offset each Final Liquidation Loss described in subsection 7(d) below with respect to a Unit allocated to the Bank SUBI Portfolio, plus the amount of any Penalty against the Residual Reserve Account notwithstanding the termination of this Agreement.

               (d) If Auto Lenders fails to pay the full Residual Payment to the Bank in accordance with Section 4 hereof, upon the expiration of ten Business Days from and including the date such payment was due, the Bank shall withdraw from funds on deposit in the Residual Reserve Account an amount equal to (i) any Final Liquidation Loss suffered by the Bank in connection with such Residual Vehicle up to the unpaid amount of the related Residual Payment, plus (ii) a penalty fee equal to the greater of (A) one percent (1%) of the related Residual Payment, or (B) the amount of penalty interest accrued pursuant to Section 4 hereof ( the "Penalty"). In the event that Bank withdraws any funds from the Residual Reserve Account pursuant to this Section, Auto Lenders shall not be relieved of its obligation to pay the Residual Payment and shall deposit all amounts representing the Residual Payment plus the accrued Penalty amount to and including the date of such payment to the Residual Reserve Account to offset future losses. The parties hereto agree that, notwithstanding any agreement that Auto Lenders may enter into with Hann to advance the funds representing the Residual Payment Amount on any Leased Vehicle to Bank on Auto Lender's behalf, Auto Lenders shall remain primarily liable to Bank for any such payment together with all penalties thereon.

          8. Insurance. Auto Lenders shall maintain one or more garage liability insurance policies and general liability insurance policies with a responsible insurance carrier which has been rated at least A:V by the A.M. Best Company, which (i) provide for minimum coverage not less than that declared upon the Certificate of Insurance issued 5/8/02 by Empire Fire and Marine Insurance Company/Empire Indemnity Insurance Company for Policy Numbers SB227447 and SU227447 (ii) with respect to which the Bank has been named an additional insured, and (iii) with respect to which the insurer will provide 30 days prior written notice to the Bank of any cancellation or change in coverage. Auto Lenders shall not terminate such policy or cause the termination thereof unless and until replacement insurance policy meeting the criteria set forth above has been obtained. Auto Lenders shall not change insurance carriers or other aspects of coverage without prior written notice to Bank.

          9. Sales Tax. All sales, property, use, transfer or other similar taxes arising from the transactions contemplated by this Residual Purchase Agreement upon the purchase of the beneficial interest in the Residual Vehicles by Auto Lenders will be paid or provided for by Auto Lenders as of the date of such transfer unless such transactions will then be exempt from any such taxes.

          10. Compliance with Law. Auto Lenders shall administer the Units and Lessee information and records in accordance with the terms of the Lease documents and the requirements of applicable federal, state and local laws, regulations and executive orders. Auto Lenders agrees to promptly notify appropriate government and regulatory agencies as required by applicable law in the event that any Lessee is identified by the Office of Foreign Assets Control, or other similar agency, as a Specially Designated National. Auto Lenders, at all times during the term of this Residual Agreement shall service and administer the Lessee information and records relating to the Units in the Bank SUBI Portfolio in a commercially reasonable manner in accordance with Title V of the Gramm-Leach-Bliley Act (together with regulations and guidelines promulgated thereunder), as amended from time to time, and shall maintain and implement procedures which will (a) ensure the security and confidentiality of Lessee customer information and records; (b) protect against any anticipated threats of hazards to the security or integrity of such Lessee information and records; and
(c) protect against unauthorized access to or use of such Lessee information or records and (d) are otherwise in accordance with the Confidentiality, Privacy and Security Agreement attached hereto as Exhibit A.

          11. Reports.

               (a) Auto Lenders shall deliver to Bank on or before April 30th of each year, beginning in the year following the first Funding Date, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of Auto Lenders during the preceding calendar year and of its performance under this Agreement has been made under such officers' supervision,
(ii) that Auto Lenders has performed its duties at all times in compliance with Title V of the Gramm Leach Bliley Act, as it may be amended from time to time, and (iii) to the best of such officers' knowledge, based on such review, Auto Lenders has fulfilled all of its obligations under this Agreement and the Confidentiality, Privacy and Data Security Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by Auto Lenders to cure such default. Auto Lenders shall provide Bank with copies of such statements upon request.

               (b) Auto Lenders shall deliver to Bank on or before April 30th of each year, beginning in the year following the first Funding Date, the audited financial statements of Auto Lenders

               (c) Auto Lenders agrees to allow Bank, its authorized representatives and any governmental officials having regulatory responsibility with respect to the Bank full access to all of the properties, personnel, books and records of, and computer accounting systems of Auto Lenders for inspection and audit purposes at any reasonable time during normal business hours upon at least twenty-four (24) hours notice.

          12. Collections: End of Term Charges. Auto Lenders shall be entitled to any End of Term Charges relating to any Residual Unit.

          13. Representations and Warranties of Hann. Hann represents and warrants to the Bank that (i) all of the representations and warranties made by Hann to the Bank in the Representations and Warranties Agreement dated May 17, 2002 between Hann, Bank, the Trust, and Wilmington Trust Company, as Delaware Trustee, UTI Trustee and Bank SUBI Trustee, are true and correct and are restated and incorporated herein by reference, (ii) that it is duly licensed and/or qualified in all jurisdictions where such licensing and/or qualifications is required pursuant to this Agreement, and (iii) authorized to enter into and perform its obligations under this Agreement.

               (a) Representations and Warranties of Auto Lenders. Auto Lenders warrants to Bank as of the date hereof, and as of the respective date of Early Termination and Expiration Date, as applicable, with respect to each Unit subject to this Agreement as follows:

                    (i) Duly Organized, Licensed and Qualified. Auto Lenders is a corporation, duly organized and validly existing under the laws of the State of New Jersey; is duly licensed and/or qualified in all jurisdictions where such licensing and/or qualification is necessary to enable Auto Lenders to fulfill its obligations under this Agreement;

                    (ii) Power and Authority, Due Authorization, Enforceability. Auto Lenders and has full power and authority to own its properties and to conduct its business as such properties shall be currently owned and such business is presently conducted. Auto Lenders has full power and authority to execute and deliver this Agreement and to carry out its terms and this Agreement has been duly authorized, executed and delivered by Auto Lenders and shall constitute the legal, valid and binding obligation of Auto Lenders, enforceable against Auto Lenders in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, reorganization, conservatorship, receivership, liquidation or other similar laws and to general equitable principles.

                    (iii) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, nor constitute a default under (in each case material to Auto Lenders and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to Auto Lenders and its subsidiaries considered as a whole) upon any of the property or assets of Auto Lenders pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or other agreement or instrument under which Auto Lenders is a party (other than this Agreement); nor will such action result in any violation of the provisions of the charter or bylaws of Auto Lenders or any law, order, rule, or regulation applicable to Auto Lenders or of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over Auto Lenders or its properties which would materially and adversely affect the performance by Auto Lenders of its obligations under, or the validity and enforceability of, this Agreement.

                    (iv) No Proceedings. No legal or governmental proceedings are pending to which Auto Lenders is a party or of which any property of Auto Lenders is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of Auto Lenders and its subsidiaries considered as a whole and will not materially and adversely affect the performance by Auto Lenders of its obligations under, or the validity and enforceability of, this Agreement.

                    (v) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of Auto Lenders, and the transfer, assignment and conveyance of the Units by Auto Lenders pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                    (vi) Compliance with Law, No Fraud. Auto Lenders has at all times transacted, and shall continue to transact, its business in compliance with all applicable federal, state and local laws, regulations and executive orders, and there has been no fraud in connection with any transaction involving any Lease or Leased Vehicle relating to the preparation for sale, marketing, or transfer of any Lease or Leased Vehicle or to any other transaction contemplated hereby.

                    (vii) Due Qualification. Auto Lenders has obtained or is exempt from obtaining all the licenses and approvals necessary for the conduct of Auto Lenders business in the jurisdictions where the failure to do so would materially and adversely affect its ability to own an interest in an Eligible Unit or Residual Vehicle or perform its obligations hereunder or under the Servicing Agreement, or render any Eligible Unit unenforceable.

                    (viii) No Consent Required. Auto Lenders is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement, except for such as have been obtained, effected or made.

                    (ix) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against Auto Lenders which would draw into question the validity of this Agreement or the Units or of any action taken or to be taken in connection with the obligations of Auto Lenders contemplated herein, or which would be likely to impair materially the ability of Auto Lenders to perform under the terms of this Agreement.

                    (x) No Untrue Information. Neither this Agreement nor any statement, report or other document prepared by Auto Lenders pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a fact necessary to make the statements contained herein or therein not misleading.

                    (xi) Ability to Perform. Auto Lenders can perform each and every covenant of Auto Lenders contained in this Agreement.

                    (xii) No Default. Neither Auto Lenders nor any of its affiliates is in material default under any agreement, contract, instrument or indenture of any nature whatsoever to which Auto Lenders or any of its subsidiaries is a party or by which it is bound nor has any event occurred which with notice or lapse of time or both would constitute a material default under any such agreement, contract, instrument or indenture and which default would have a material adverse effect on its ability to perform its obligations under this Agreement.

                    (xiii) Financial Statements. Auto Lenders has delivered to the Bank financial statements as to its last two complete fiscal years and any later quarter ended more than 60 days prior to the Funding Date. All such financial statements fairly present the pertinent results of operations and cash flow for each of such periods and the financial condition at the end of each such period of Auto Lenders and its subsidiaries. All such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto.

                    (xiv) Material Adverse Change. There has been no change in the business, operations, financial condition, properties or assets of Auto Lenders since the date of Auto Lenders' financial statements which would have a material adverse effect on its ability to perform its obligations under this Agreement.

                    (xv) No Untrue Information. Neither this Residual Agreement nor any statement, report or other document prepared in connection with the transactions contemplated herein contains any untrue statement of material fact or omits to state a fact necessary to make the statements contained herein or therein not misleading.

                    (xvi) Insurance Policies. Auto Lenders has one or more garage liability insurance policies and general liability insurance policies with a responsible insurance carrier which has been rated at least A:V by the A.M. Best Company, which (i) provide for minimum coverage not less than that declared upon the Certificate of Insurance issued 5/8/02 by Empire Fire and Marine Insurance Company/Empire Indemnity Insurance Company for Policy Numbers SB227447 and SU227447, (ii) with respect to which the Bank has been named an additional insured, and (iii) with respect to which the insurer will provide 30 days prior written notice to the Bank of any cancellation or change in coverage. Auto Lenders has provided copies of such policies to Bank, each of which policies is in full force and effect on the initial Funding Date, and which policies shall remain in full force and effect throughout the term of this Agreement.

     The representations and warranties in this Section shall survive the execution and assignment of this Agreement, the Bank SUBI Certificate and any subsequent transfers of each Unit.

          14. Indemnification by Auto Lenders. Auto Lenders agrees to reimburse, indemnify and save Bank, its affiliates, and their respective directors, officers, employees and agents, and the respective heirs, personal representatives, successors and assigns of the foregoing (each, and Indemnified Person) harmless from and against any and all losses, liabilities, damages, expenses, obligations, penalties, actions, judgments, suits, claims, costs or disbursements of any kind or nature whatever (including court costs and attorney's fees in connection with investigative, administrative or judicial proceedings commenced or threatened, whether or not such Indemnified Person is a party thereto) that may at any time be imposed on, asserted against, or incurred by such Indemnified Person as a result of or arising out of (a) the breach of any of the representations, warranties, covenants, agreement or duties of Auto Lenders herein, in the Trust Agreement or in the Servicing Agreement, or any other document or agreement executed in connection with or relating to the Units, (b) the conduct of Auto Lenders or its officers, agents, servants and employees, the conduct of Auto Lenders or its officers, agents, servants and employees in reselling and remarketing Leased Vehicles, or any failure on the part of Auto Lenders to purchase a Residual Vehicle from the Bank in accordance with Section 4 hereof. This indemnification shall survive termination of this Agreement.

          15. Change of Control. Notwithstanding any provision to the contrary in any other contract or agreement to which Auto Lenders is a party, Auto Lenders shall not terminate its obligations to the Bank under this Agreement, including but not limited to the occurrence of a Change in Control of Susquehanna Bancshares, Inc. ("SBI"), Hann, or Auto Lenders.

          16. Assignment of Agreement. Neither Auto Lenders nor Hann may terminate, assign or delegate its rights or obligations under this Agreement without the written consent of the other parties. The Bank may assign its rights hereunder without consent of either Hann or Auto Lenders, provided however, the Bank shall provide notice of such assignment to each such party. This Agreement, however, shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          17. Notices. All notices hereunder to a party shall be in writing and shall be deemed to have been duly received when delivered by hand or sent by confirmed facsimile, or two (2) days after being mailed by certified mail, return receipt requested, to such party at its address set forth above or such other address as such party may specify by notice to the other party hereto.

     If sent to Auto Lenders, such notice shall be forwarded to:

          AUTO LENDERS LIQUIDATION CENTER, INC.
          1051 North Black Horse Pike
          Williamstown, NJ  08094
          Attn:  Chief Executive Officer

     with a copy to:

          CAPEHART & SCATCHARD, P.A.
          A Professional Corporation
          Laurel Corporate Center, Suite 300
          8000 Midlantic Drive - C.S. 5016
          Mt. Laurel, NJ  08054
          Attn:  Charles A. Rizzi, Jr., Esquire

     If sent to Hann, such notice shall be forwarded to:

          BOSTON SERVICE COMPANY INC.
          d.b.a. HANN FINANCIAL SERVICE CORP.
          One Centre Drive
          Jamesburg, NJ  08831
          Attn:  President

     with a copy to:

          Susquehanna Bancshares, Inc.
          26 North Cedar Street
          Lititz, PA  176543
          Attn:  Chief Executive Officer

     If sent to the Bank, such notice shall be forwarded to:

          SOVEREIGN BANK
          One Huntington Quadrangle
          Melville, NY  11747
          Attn:  Peter LaMariana
     with a copy to:

          SOVEREIGN BANK
          1130 Berkshire Boulevard
          Wyomissing, PA  19610
          Attn: David A Silverman, Chief Counsel

          18. Amendments. This Agreement may not be modified unless such modification is in writing and signed by each party to this Agreement.

          19. Governing Law. The terms of this Agreement shall be construed and governed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to principles of conflict of laws.

          20. Severability. If any provision of this Agreement is held invalid or unenforceable in any jurisdiction, the remainder of this Agreement shall not be affected thereby.

          21. Future Obligations. In order to enforce Bank's rights under this Agreement, Hann and Auto Lenders shall, upon the request of Bank or its assigns, use its best efforts to do and perform or cause to be done and performed, every reasonable act and thing necessary or advisable to put Bank and its assigns in position to enforce the payment of the Units and to carry out the intent of this Agreement, including the preparation of such additional reports as requested by Bank's regulators, execution of and, if necessary, the recordation of additional documents including separate endorsements and assignments upon request of Bank.

          22. Enforcement of Agreement. Hann, the Bank and Auto Lenders agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

          23. Counterparts. This Agreement may be executed in counterparts each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Agreement.

          24. Superseding Agreement. This Agreement supplements, amends and supersedes certain provisions of the Hann Agreements, and all other prior agreements between such parties relating to the subject matter hereof. However, the parties' rights and obligations under those agreements shall continue in full force and effect under the terms thereof except and to the extent that they have been amended by this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, Bank, Hann and Auto Lenders have caused this Agreement to be executed by their duly authorized corporate officers and their corporate seals to be affixed hereto the day and year written by their signatures below; each intending that this Agreement shall become effective on the date first written above.

                                     AUTO LENDERS LIQUIDATION CENTER, INC.


Attest:                              By:
       -----------------------          ----------------------------------------
                                     Title:
                                            ------------------------------------
                                     Dated:
                                           -------------------------------------


                                     SOVEREIGN BANK.


Attest:                              By:
       -----------------------          ----------------------------------------
                                     Title:
                                            ------------------------------------
                                     Dated:
                                           -------------------------------------


                                     BOSTON SERVICE COMPANY, INC.
                                     d.b.a. Hann Financial Service Corporation


Attest:                              By:
       -----------------------          ----------------------------------------
                                     Title:
                                            ------------------------------------
                                     Dated:
                                           -------------------------------------

                                                                       EXHIBIT A

                                   DEFINITIONS

          "Accepted Servicing Practices" shall mean, with respect to each Unit, those servicing practices customary in the industry for leases and leased vehicles of the same type as the Unit in the jurisdiction where the related Leased Vehicle is located.

          "Auto Lenders" means Auto Lenders Liquidation Center, Inc., a New Jersey corporation.

          "Auto Lenders SUBI" means the special unit of beneficial interest of the Trust created by the Auto Lenders Operating Agreement and SUBI Supplement dated as of January 1, 2000 among the Initial Beneficiary, the Trust, the Servicer, the UTI Trustee, the Delaware Trustee, Auto Lenders and Wilmington Trust Company, as Bank SUBI Trustee.

          "Bank" means Sovereign Bank, a federal savings bank organized under the laws of the United States.

          "Bank SUBI" shall have the meaning set forth in the Recitals to the SUBI Supplement which is incorporated herein by reference.

          "Bank SUBI Certificate" shall have the meaning set forth in the Recitals to the SUBI Supplement.

          "Bank SUBI Portfolio" shall have the meaning set forth in the Recitals to the SUBI Supplement.

          "Bank SUBI Trustee" means Wilmington Trust Company, as SUBI trustee of the Bank SUBI.

          "Book Value" shall mean on any date of determination, with respect to any Lease, the sum of the remaining unpaid payments due on such Lease less the amount of any unaccrued interest component thereof calculated on an actuarial basis, plus the Residual Value related thereto.

          "Change in Control" shall mean, with respect to any entity, (i) the occurrence of a sale of all or substantially all of the assets of the subject entity, (ii) a plan of liquidation or dissolution, other than pursuant to a bankruptcy or insolvency, is adopted, (iii) the acquisition by any person of twenty-five percent (25%) or more of the shares of the subject entity, whether directly or indirectly or acting through one or more other persons, including the power to vote twenty-five percent (25%) or more of any class of voting securities of such entity, (iv) any person, whether directly or indirectly or acting through one or more other persons, obtains control in any manner over the election of a majority of the directors of such entity, or (v) if the Bank determines that any person, whether directly or indirectly or acting through one or more other persons, possesses or exercises a controlling influence over the management or policies of such entity, which person does not possess or exercise such a controlling influence with regard to the ownership and/or management of the subject entity at the time the SUBI Supplement was executed.

          "Credit Qualifications" shall mean the credit qualification standards used by Hann on the date hereof, a copy of which are attached as Exhibit C to the SUBI Supplement.

          "Dealer" means a dealer participating in the Program who enters into Leases of motor vehicles which the dealer sells to the Trust.

          "Delaware Trustee" means Wilmington Trust Company, as Delaware trustee of the Trust.

          "Early Termination" shall mean the voluntary or involuntary termination of a Lease prior to the scheduled Expiration Date stated therein (including but not limited to termination resulting from the repossession and liquidation of the related Leased Vehicle).

          "End of Term Charges" means, with respect to any Unit, excess wear and tear charges and excess mileage charges.

          "Expiration Date" shall mean the date of the scheduled termination or expiration in accordance with its terms of the Lease related to any Unit.

          "Final Liquidation Loss" shall mean, (A) with respect to any Leased Vehicle which becomes subject to disposition as a result of Early Termination, the amount, if any by which (i) the Book Value of the Bank's beneficial interest in such Leased Vehicle (including accrued interest thereon) on the date of such Early Termination exceeds (ii) the Net Liquidation Proceeds remitted to Bank thereon, and (B) with respect to any Leased Vehicle with respect to which Auto Lenders defaults in its obligation to pay the full amount of the related Residual Value following the related Expiration Date, the amount, if any, by which (i) the Residual Value of such Leased Vehicle (plus any Penalty amounts) exceeds (ii) Net Liquidation Proceeds thereon.

          "Funding Date" shall mean the date on which the Bank pays the Purchase Price with respect to any Unit.

          "Hann" means Boston Service Company, Inc., a New Jersey corporation doing business as Hann Financial Service Corp.

          "Initial Beneficiary" means Hann, as initial beneficiary of the Trust.

          "Lease" means a closed-end motor vehicle retail lease agreement between a Dealer and a Lessee entered pursuant to the Program.

          "Lease File" All documents, records, and items (other than the original Certificate of Title to the Leased Vehicle which shall be pertaining to a particular Unit, including, but not limited to those specified on Exhibit D of the SUBI Supplement.

          Leased Vehicle" means an automobile, sport utility vehicle, light duty truck or other vehicle, together with all accessories, additions and parts constituting a part thereof and all accessions thereto, which is the subject of a Lease.

          "Lessee" means the lessee under a Lease.

          "Loss Reserve Account" shall mean the account established in accordance with Section 3.2(d) of the SUBI Supplement.

          "Net Liquidation Proceeds" shall mean, (i) with respect to any Unit which becomes subject to disposition as a result of Early Termination, an amount equal to any cash amounts received from the liquidation of the related Leased Vehicle, sale or lease of such Unit, or otherwise (including any other cash amounts received in connection with the management of the Leased Vehicle collateralizing a defaulted Lease) net of reasonable out-of-pocket expenses in connection with the liquidation or disposition of such Unit or the related Leased Vehicle, or (ii) with respect to any Unit for which Auto Lenders fails to pay the full Residual Value of such Unit and any applicable Penalty amounts, any cash amounts received by the Bank from Auto Lenders or from the liquidation of the related Leased Vehicle, sale of the Unit, or otherwise (including any other cash amounts received in connection with the management of the Leased Vehicle collateralizing a defaulted Lease) net of expenses incurred by the Bank or its designee in the event the Bank must liquidate or dispose of the Unit or the related Leased Vehicle.

          "Penalty" shall mean, with respect to any Unit for which Auto Lenders fails to timely pay the full Residual Payment to the Bank, the amount due to be remitted to the Bank in accordance with Section 7(d)(ii).

          "Per Unit Residual Reserve Deposit" shall have the meaning set forth in Section 3.1(a) of the SUBI Supplement.

          "Purchase Price" shall mean, with respect to any Unit, the purchase price with respect to a Unit as determined in accordance with Hann's Credit Qualifications.

          "Program" means the retail automobile leasing program established by Hann pursuant to which it solicits Dealers to enter into retail motor vehicle Leases which conform to the Credit Qualifications.

          "Residual Payment" means, with respect to any Unit included in the Bank SUBI, the amount described in Section 2(a) or 2(b) hereof, as applicable.

          "Residual Reserve Account" means the account established pursuant to
Section 7(b).

          "Residual Unit" means, with respect to any Lease which has reached its stated maturity date, the related Residual Vehicle and the associated related rights therein or in the related Lease, if any.

          "Residual Value" means, for any Residual Vehicle, the estimated wholesale value of a motor-vehicle subject to a Lease on the maturity thereof, as set by Hann in its Credit Qualifications and as stated in each Lease at the inception thereof.

          "Residual Vehicle" shall mean with respect to each Unit allocated to the Bank SUBI, upon the expiration or other termination of the related Lease, the Vehicle related thereto.

          "Servicer" means Hann, as Servicer of the Trust Assets.

          "Servicing Agreement" means the Servicing Agreement dated as of October 23, 1997 between the Trust and Hann, as it may be modified, supplemented or amended from time to time.

          "Specially Designated National" means a person or entity identified by the Office of Foreign Assets Control ("OFAC") or any successor organization, as
(a) a "Specially Designated National", or (b) any other person or entity identified by OFAC on the list published at www.treas.gov/ofac, or any successor web address as shall contain such information.

          "SUBI" means a separate special unit of beneficial interest in the Trust.

          "SUBI Assets" shall have the meaning, given thereto in the Trust Agreement.

          "SUBI Certificate" shall have the meaning given thereto in the Trust Agreement.

          "SUBI Portfolio" means, as to each SUBI, that collection of Leases, Leased Vehicles and other associated Trust Assets allocated by the Trust to such SUBI from time to time from among all those Leases, Leased Vehicles and other associated Trust Assets owned by the Trust.

          "Trust" means Hann Auto Trust, a Delaware business trust.

          "Trust Agreement" means the Second Amended and Restated Trust Agreement dated as of February 12, 1999 between Hann and Wilmington Trust Company, as UTI Trustee and Delaware Trustee, as it may be modified, supplemented or amended from time to time.

          "Trust Assets" shall have the meaning given thereto in the Trust Agreement. 9-

          "Unit" means a Lease, the related Leased Vehicle and the associated related rights.

          "Undivided Trust Interest" or "UTI" shall have the meaning given thereto in the Trust Agreement.

          "UTI Trustee" means Wilmington Trust Company, as UTI trustee of the Trust.

          "Worksheet" shall have the meaning set forth in Section 3. 1 of the SUBI Supplement.

                                                                       EXHIBIT B

                 CONFIDENTIALITY, PRIVACY AND SECURITY AGREEMENT

     This agreement ("Agreement") is made as of the17th day of May, 2002, by and between Sovereign Bank, having an office at 1130 Berkshire Boulevard, Wyomissing, Pennsylvania 19610, on its own behalf and on behalf of its affiliates ("Sovereign"), and Auto Lenders Liquidation Center, Inc., a New Jersey corporation with its principal office located at 1051 North Black Horse Pike, Williamstown, NJ 08094 ("Vendor"). This Agreement amends, modifies and supplements any and all contractual arrangements between Sovereign and Vendor and shall supersede any provision in such arrangements to the extent that any provision in this Agreement conflicts with, amends, or modifies any term or condition in such contractual arrangements.

                                   BACKGROUND

As a result of Title V of the Gramm-Leach-Bliley Act ("GLBA") together with the regulations and guidelines promulgated by the Federal banking regulators having jurisdiction over Sovereign, Sovereign is required to include in new and existing contractual arrangements certain terms and conditions to (1) ensure the security and confidentiality of customer information, (2) protect against any anticipated threats or hazards to the security or integrity of such information, and (3) protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to any customer.

NOW THEREFORE, in consideration of the foregoing, the parties intending to be legally bound, hereby agree to the following:

1. Definitions. The following terms shall have the meaning set forth below for purposes of this Agreement:

1.1 "Customer information systems" means any methods used to access, collect, store, use, transmit, protect, or dispose of customer, including employee, information.

1.2 "Guidelines" refers to abstract and partial summary of the GLBA Interagency Guidelines Establishing Standards for Safeguarding Customer Information attached as Exhibit 1 and incorporated into this Agreement by reference, as may be amended from time to time by law or regulation. The term "you" and "your" in the Guidelines refers to Sovereign and also to Vendor to the extent Vendor has access to Non-Public Personal Information.

1.3 "Individual Data" means information or any data which could reasonably be used to identify a named individual.

1.4 "Non-Public Personal Information" means any and all employee and/or customer information collected and obtained from Sovereign or its other third party vendors, including, but not limited to name, e-mail, mailing or other address; account number, postal code; telephone number; gender other demographic characteristics; year or date of birth; social security or other tax identification number; educational background; occupation or other socio-economic or financial information; credit situation; pattern of use; nature, subject matter, date or amount paid in any commercial transaction(s); number or identification of viewed/downloaded web site(s); preferences, profile, personal interests or habits; and any other identifying information, regardless of its accuracy or completeness, whether in paper, electronic, or other form, that is maintained by or on behalf of Sovereign. Non-Public Personal Information also includes Individual Data.

1.5 "Representatives" refers to an entity's officers, employees, affiliates, agents, subcontractors and consultants and other parties associated with that entity, including but not limited to the third parties referenced in Section 3.2 of this Agreement.

1.6 "Sovereign Information" refers to all knowledge and information which Vendor may acquire or have access to concerning Sovereign, Sovereign's customers and prospective customers and employees and includes but is not limited to Non-Public Personal Information and any data or materials relating to the business, trade secrets and/or technology of Sovereign and its other vendors, whether transmitted in writing, orally, visually, electronically or by any other means, whether received prior to, on or after the date of this Agreement.

2. Confidentiality.

2.1 All Sovereign Information will at all times and for all purposes be and remain Sovereign's confidential and proprietary information. Vendor shall, at all times, maintain and keep all Sovereign Information confidential and in a secure manner.

2.2 Vendor agrees to (i) restrict disclosure of Sovereign Information solely to its Representatives with a need to know Sovereign Information for purposes of the business dealings between the parties, (ii) not disclose to any other person the Sovereign Information without the written approval of Sovereign, (iii) use the Sovereign Information solely for purposes of the services provided by Vendor, (iv) not use or disclose the Sovereign Information in any manner that is detrimental to Sovereign, and (v) inform the Representatives of Vendor of the confidential nature of the Sovereign Information and obtain their agreement to the obligations set forth in this Agreement. Vendor is responsible for its Representatives compliance with this Agreement.

2.3 The obligations imposed under Sections 2.1 and 2.2 shall not apply to information (i) which is made public by Sovereign, (ii) which rightfully becomes generally available to the public, or (iii) which is rightfully received by Vendor from a third party without restriction and without breach of this Agreement or other obligation of confidentiality.

2.4 Upon termination of this Agreement, Vendor and its Representatives will promptly return to Sovereign (or destroy at Sovereign's request) all Sovereign Information in its possession or control, together with all copies, notes, abstracts, memoranda, or other documents or media which contain Sovereign Information or any discussion or copies of the Sovereign Information.

2.5 If the Vendor, or any of its Representatives, become legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand, warrant or other legal process) to disclose any Sovereign Information, Vendor shall provide Sovereign with prompt prior written notice of such requirement and agrees to cooperate with Sovereign so that Sovereign may seek a protective order or other appropriate remedy.

2.6 The termination of agreement or business relationship between, or involving both the Vendor and Sovereign, shall not relieve the Vendor of its obligations under this Agreement.

3. SOVEREIGN'S CUSTOMER PRIVACY AND DATA SECURITY.

3.1 Vendor agrees to (i) comply with GLBA and the Guidelines and cooperate fully with Sovereign in its compliance with GLBA and the Guidelines, (ii) adopt and maintain reasonable policies and procedures, as well as train its employees, to protect the privacy and security of Sovereign's customers' Non-Public Personal Information in compliance with GLBA and other laws and regulations applicable to the privacy and security of Non-Public Personal Information, and (iii) not sell, transfer, rent or disclose to any third parties or use, except for the limited purposes expressly set forth in the Agreement or otherwise agreed by Sovereign, any of the Non-Public Personal Information.

3.2 If the release of Individual Data to third parties by Vendor is required in connection with the business dealings between the parties or otherwise, prior to such release Vendor will (i) Notify Sovereign of the third party that needs to receive such information, and (ii) cooperate with Sovereign in obtaining the written agreement that such third party will provide the option, in any communications generated concerning the Individual Data, for the customer of Sovereign to elect not to receive any further communications from such third party.

3.3 Vendor agrees to promptly notify Sovereign if it (i) receives any type of complaint or notice concerning a violation of privacy rights, including but not limited to information sharing involving an opt out of sharing any Individual Data between the parties, or (ii) becomes aware of a breach of customer data security involving Individual Data.

4. AUDIT AND MONITORING REQUIREMENTS.

4.1 Vendor shall keep and maintain accurate books and records with respect to its compliance with the requirements of this Agreement.

4.2 Sovereign and its designated agents, and all of Sovereign's regulatory authorities shall have unimpeded access (during normal business hours upon reasonable notice), at all times to all books and records maintained in connection with this Agreement to review and verify that Vendor and its Representatives are in compliance with this Agreement.

5. VENDOR'S REPRESENTATIVES.

5.1 Vendor understands that Sovereign operates under various laws and federal regulatory agencies that are unique to the security sensitive banking industry. As such, persons engaged by Vendor to provide products and services to Sovereign are held to a higher standard of conduct and scrutiny than in other industries or business enterprises. Vendor understands and acknowledges that Vendor's Representatives shall possess appropriate character, disposition and honesty conducive to the environment where products and services are provided. Vendor shall to the extent permitted by law, exercise reasonable and prudent efforts to comply with the provisions of this Agreement and all other contractual arrangements with Sovereign.

5.2 Vendor shall not knowingly permit any Vendor Representative(s) to have access to or engage in any of the banking affairs or business activities of Sovereign, including but not limited to accessing the Sovereign Information, when such Representative(s): (a) has been convicted of a crime or has agreed to or entered into a pretrial diversion or similar program in connection with (i) a dishonest act or a breach of trust, as stipulated under Section 19 of the Federal Deposit Insurance Act, 12 U.S.C. 1829(a); and/or (ii) a felony; or (b) uses illegal drugs.

6. SOVEREIGN'S REMEDIES. Vendor understands and agrees that Sovereign will suffer irreparable harm in the event that of a breach of any obligations in this Agreement and that monetary damages will be inadequate to compensate Sovereign for such breach. Accordingly, Vendor agrees that, in the event of a breach or threatened breach of any of the provisions of this Agreement, in addition to and not in limitation of any other rights, remedies or damages available at law or in equity, Sovereign will be entitled to equitable relief, including but not limited to a temporary restraining order, preliminary injunction and permanent injunction in order to prevent or restrain any such breach.

IN WITNESS WHEREOF, and intending to be legally bound the parties have executed this Agreement as of the date first above written.

SOVEREIGN BANK                             AUTO LENDERS LIQUIDATION CENTER, INC.


By:                                        By:
   ----------------------------------         ----------------------------------
Print Name:                                Print Name:
           --------------------------                 --------------------------
Title:                                     Title:
      -------------------------------            -------------------------------

                                  EXHIBIT 1 to

   The Interagency Guidelines Establishing Standards for Safeguarding Customer
                          Information Published 2/1/01

--------------------------------------------------------------------------------
I. Introduction The Interagency Guidelines Establishing Standards for Safeguarding Customer Information (Guidelines) set forth standards pursuant to section 39 of the Federal Deposit Insurance Act (section 39, codified at 12 U.S.C. 1831p-1), and sections 501 and 505(b), codified at 15 U.S.C. 6801 and 6805(b), of the Gramm-Leach-Bliley Act. These Guidelines address standards for developing and implementing administrative, technical, and physical safeguards to protect the security, confidentiality, and integrity of customer information.
--------------------------------------------------------------------------------
II. Standards for Safeguarding Customer Information
--------------------------------------------------------------------------------
A. Information Security   You shall implement a comprehensive written
                          information security program that includes
                          administrative, technical, and physical safeguard
                          appropriate to your size and complexity and the
                          nature and scope of your activities. While all
                          parts of your organization are not required to
                          implement a uniform set of policies, all elements
                          of your information security program must be
                          coordinated.
--------------------------------------------------------------------------------
B. Objectives             Your information security program shall be designed to

                          1. Ensure the security and confidentiality of customer information;

                          2. Protect against any anticipated threats or hazards to the security or integrity of such information; and

                          3. Protect against unauthorized access to or use of
                          such information that could result in substantial harm
                          or inconvenience to any customer.
--------------------------------------------------------------------------------
III. Development and Implementation of Customer Information Security Program
--------------------------------------------------------------------------------
A. Involve the Board of   Your board of directors or an appropriate committee of
Directors                 the board shall:

                          1. Approve your written information security program; and

                          2. Oversee the development, implementation, and
                          maintenance of your information security program,
                          including assigning specific responsibility for its
                          implementation and reviewing reports from management.
--------------------------------------------------------------------------------
B. Assess Risk            You shall:

                          1. Identify reasonably foreseeable internal and external threats that could result in unauthorized disclosure, misuse, alteration, or destruction of customer information or customer information systems.

                          2. Assess the likelihood and potential damage of these threats, taking into consideration the sensitivity of customer information.

                          3. Assess the sufficiency of policies, procedures,
                          customer information systems, and other arrangements
                          in place to control risks.
--------------------------------------------------------------------------------
C. Manage and Control     You shall:
Risk
                          1. Design your information security program to control the identified risks, commensurate with the sensitivity of the information as well as the complexity and scope of your activities. You must consider whether the following security measures are appropriate for you and, if so, adopt those measures you conclude are appropriate:

                          a. Access controls on customer information systems, including controls to authenticate and permit access only to authorized individuals and controls to prevent employees from providing customer information to unauthorized individuals who may seek to obtain this information through fraudulent means.

                          b. Access restrictions at physical locations
                          containing customer information, such as buildings, computer facilities, and records storage facilities to permit access only to authorized individuals;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          c. Encryption of electronic customer information, including while in transit or in storage on networks or systems to which unauthorized individuals may have access;

                          d. Procedures designed to ensure that customer information system modifications are consistent with your information security program;

                          e. Dual control procedures, segregation of duties, and employee background checks for employees with responsibilities for or access to customer information;

                          f. Monitoring systems and procedures to detect actual and attempted attacks on or intrusions into customer information systems;

                          g. Response programs that specify actions for you to take when you suspect or detect that unauthorized individuals have gained access to customer information systems, including appropriate reports to regulatory and law enforcement agencies; and

                          h. Measures to protect against destruction, loss, or damage of customer information due to potential environmental hazards, such as fire and water damage or technological failures.

                          2. Train staff to implement your information security program.

                          3. Regularly test the key controls, systems and procedures of the information security program. The frequency and nature of such tests should be determined by your risk assessment. Tests should be conducted or reviewed by independent third parties or staff independent of those that develop or maintain the security programs.
--------------------------------------------------------------------------------